AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MAY 16, 2008
File No. 033-45671
File No. 811-06557

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	☐
POST-EFFECTIVE AMENDMENT NO. 74	☑
AND

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	☐
AMENDMENT NO. 76	☑
RIDGEWORTH FUNDS (formerly, STI Classic Funds)
(Exact Name of Registrant as Specified in Charter)
101 Federal Street
Boston, Massachusetts 02110

(Address of Principal Executive Offices, Zip Code)
Registrant’s Telephone Number, including Area Code: 1-888-784-3863
Richard W. Grant, Esquire
Morgan, Lewis & Bockius LLP
One Oxford Centre
Pittsburgh, PA 15219-6401

(Name and Address of Agent for Service)
Copies to:

W. John McGuire, Esquire	Cynthia Surprise, Senior Vice President
Morgan, Lewis & Bockius LLP	Citi Fund Services Ohio, Inc.
1111 Pennsylvania Avenue, NW	100 Summer St. — Suite 1500
Washington, DC 20004	Boston, MA 02110
It is proposed that this filing become effective (check appropriate box):
☐ Immediately upon filing pursuant to paragraph (b)
☐ On [date] pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On [date] pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☑ On August 1, 2008 pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

RidgeWorth Funds
A Shares
C Shares
PROSPECTUS
RidgeWorth Fixed Income Funds
SEIX GLOBAL STRATEGY FUND
Investment Adviser: RidgeWorth Capital Management, Inc. (the “Adviser”) Investment Subadviser: Seix Investment Advisors LLC (the “Subadviser”)
August 1, 2008
The Securities and Exchange Commission has not
approved or disapproved these securities or
passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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ABOUT THIS PROSPECTUS
The RidgeWorth Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the A Shares and C Shares of the Seix Global Strategy Fund (the “Fund”) that you should know before investing. Please read this prospectus and keep it for future reference.
A Shares and C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.
A SHARES
— Front-end sales charge
— 12b-1 fees
— $2,000 minimum initial investment
C SHARES
— Contingent deferred sales charge
— Higher 12b-1 fees
— $5,000 minimum initial investment
This prospectus has been arranged into different sections so that you can easily review this important information. On page [ ], there is some general information you should know about risk and return for the Fund. For more detailed information about the Fund, please see:
☐	SEIX GLOBAL STRATEGY FUND

☐	MORE INFORMATION ABOUT RISK

☐	MORE INFORMATION ABOUT FUND INVESTMENTS

☐	INFORMATION ABOUT PORTFOLIO HOLDINGS

☐	MANAGEMENT

☐	PURCHASING, SELLING AND EXCHANGING FUND SHARES

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☐	MARKET TIMING POLICIES AND PROCEDURES

☐	DISTRIBUTION OF FUND SHARES

☐	DIVIDENDS AND DISTRIBUTIONS

☐	TAXES

INSIDE	PRIVACY POLICY
BACK COVER

BACK COVER	HOW TO OBTAIN MORE INFORMATION ABOUT
THE RidgeWorth Funds
AUGUST 1, 2008

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CUSIP/TICKER SYMBOLS

Fund Name	Class	Inception	Ticker	CUSIP

Seix Global Strategy Fund	A Shares	08/01/08
	C Shares	08/01/08
RISK/RETURN INFORMATION COMMON TO THE RIDGEWORTH FUNDS
The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.
The Fund has its own investment goal and strategies for reaching that goal. The Subadviser (under the supervision of the Adviser) is responsible for investing Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Subadviser’s judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Subadviser does, you could lose money on your investment in the Fund, just as you could with other investments. A SHARE OF THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.
The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.
The Fund’s investment goal may be changed without shareholder approval. Before investing, make sure that the Fund’s goal matches your own.

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SEIX GLOBAL STRATEGY FUND
Fund Summary

Investment Goal	High total return from current income and capital appreciation.

Investment Focus	Global fixed income securities and foreign currencies

Share Price Volatility	High

Principal Investment Strategy	Attempts to identify countries that present favorable opportunities

Investor Profile	Investors who understand the risks associated with international investing and are seeking high total return and exposure to emerging economies; high risk adjusted returns relative to other major asset classes; and diversification by adding an asset class that is not highly correlated to other fixed income sectors

Subadviser:	Seix Investment Advisors LLC
Investment Strategy
Under normal circumstances, the Seix Global Strategy Fund invests primarily in debt securities of issuers worldwide (including emerging markets), foreign currencies and derivatives thereon. The Fund’s investments may include debt securities issued by domestic and foreign governments and their agencies and authorities, and corporations, and may be denominated in U.S. dollars or other currencies. The Fund focuses on debt securities that are generally rated BBB and BB by at least one national securities rating agency, or if unrated, are deemed to be of comparable quality by the Subadviser. The Fund may invest in debt securities with a range of maturities from short to long term.
The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as credit linked notes, futures, options, swaps and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks.
The Subadviser identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk. Factors considered include prospects for a country’s political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

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The Subadviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadviser may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer’s financial condition and competitiveness.
Because securities and/or currencies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and lower performance.
WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations.
Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.
Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority, or as a result of political, social or economic events, also will have a significant impact on the value of any investments denominated in that currency.
The technique of purchasing forward currency contracts to obtain exposure to currencies or manage currency risk may not be effective. In addition, currency markets generally are not as regulated as securities markets.
Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss.
Below investment grade securities (sometimes referred to as “junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.
The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

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U.S. Treasury securities are considered to be among the safest investments, however, they are not guaranteed against price movements due to changing interest rates. Treasury inflation protected securities (“TIPS”) can exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.
Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading the Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).
For further information about these and other risks, see “More Information About Risk.”
PERFORMANCE INFORMATION
The Fund is new and therefore does not have performance history for a full calendar year.
After the Fund has been in operation for one full calendar year, such performance information will be available. The performance information and bar charts help to illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years (or the life of the Fund, if shorter) compare with those of a broad measure of market performance.
FUND FEES AND EXPENSES
This table describes the Fund’s fees and expenses that you may pay if you buy and hold Fund shares.
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
This table describes the Fund’s fees and expenses that you may pay if you buy and hold Fund shares.
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

	A Shares	C Shares
Maximum Sales Charge Imposed on Purchases (as a	[4.75]%	None
percentage of offering price)*
Maximum Deferred Sales Charge (as a percentage of	None	1.00%
offering price)**

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*	This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See “Sales Charges.”

**	This sales charge is imposed if you sell C Shares within one year of your purchase. See “Sales Charges.”
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

	A Shares	C Shares
Investment Advisory Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.30%[1]	1.00%
Other Expenses [2]	0.22%	0.22%

Total Annual Operating Expenses [3]	1.12%	1.82%

(1)	The Fund’s Distribution and Service Plan for A Shares authorizes payment of up to 0.35% of average daily net assets of A Shares for distribution and shareholder services. Currently, the Board of Trustees has only approved payment of up to 0.30% of average daily net assets.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	The Adviser, Subadviser and/or other service providers may voluntarily waive a portion of their fees in order to limit Total Annual Operating Expenses. These voluntary waivers may be discontinued at any time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.
The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:
If you sell your shares at the end of the period:

	1 YEAR	3 YEARS
A Shares	[ ]	[ ]
C Shares	[ ]	[ ]

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If you do not sell your shares at the end of the period:

	1 YEAR	3 YEARS
A Shares	[ ]	[ ]
C Shares	[ ]	[ ]
FUND EXPENSES
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table above are shown as a percentage of the Fund’s net assets. These expenses are deducted from Fund assets. For more information about these fees, see “Investment Adviser” and “Distribution of Fund Shares.”

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MORE INFORMATION ABOUT RISK
BELOW INVESTMENT GRADE RISK
High yield securities, which are also known as “junk bonds,” involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield securities involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s credit-worthiness. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.
DERIVATIVES RISK
Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, inverse floaters and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time attempting to maintain liquidity. These positions may be established for hedging or speculation purposes. Hedging involves making an investment (for example, in a futures contract or swap) to reduce the risk of adverse price movements in an already existing investment position. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:
- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.
- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by the Fund that does not use derivatives.
- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.
- There may not be a liquid secondary market for derivatives.
- Trading restrictions or limitations may be imposed by an exchange.
- Government regulations may restrict trading in derivatives.
- The other party to an agreement (for example, options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.
Because premiums or totals paid or received on derivatives are small in relation to the market value of the underlying investments, buying and selling derivatives can be more speculative than investing directly in securities. In addition, many types of derivatives have limited investment lives and may expire or necessitate being sold at inopportune times.

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The use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.
Credit default swaps can increase the Fund’s exposure to credit risk and could result in losses if the Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Total return swaps could result in losses if their reference index, security or investments do not perform as anticipated.
To limit leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments. By setting aside assets equal only to its net obligations under certain derivative instruments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative instruments.
EMERGING MARKETS RISK
Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Most countries or regions are included in this category, except for Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, the United Kingdom, the United States and most of the countries located in Western Europe. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.
EXCHANGE TRADED FUND RISK
The Funds may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
FIXED INCOME RISK
The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa.

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Long-term debt securities generally are more sensitive to changes in interest rates, usually making them more volatile than short-term debt securities and thereby increasing risk.
Debt securities are also subject to credit risk, which is the possibility than an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.
Debt securities are also subject to income risk, which is the possibility that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term bonds.
An additional risk of debt securities is reinvestment risk, which is the possibility that the Fund may not be able to reinvest interest or dividends earned from an investment in such a way that they earn the same rate of return as the invested funds that generated them. For example, falling interest rates may prevent bond coupon payments from earning the same rate of return as the original bond. Furthermore, pre-funded loans and issues may cause the Fund to reinvest those assets at a rate lower than originally anticipated.
FLOATING RATE LOAN RISK
As fixed income securities, investments in floating rate loans are subject to interest rate risk, but that risk is less because the interest rate of the loan adjusts periodically. As debt securities, investments in floating rate loans are subject to credit risk. Many floating rate loans are in unrated or lower credit rated securities. When a security is unrated, the Fund must rely more heavily on the analytical ability of the Subadviser. Many floating rate loan investments share the same risks as high yield securities, although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating rate securities are often subject to restrictions on resale which can result in reduced liquidity. A floating rate loan also may not be fully collateralized, although one lending institution will often be required to monitor collateral. Borrowers may repay principal faster than the scheduled due date which may result in the Fund replacing that loan with a lower-yielding security. Investment in loan participation interests may result in increased exposure to financial services sector risk.
A loan may not be fully collateralized which may cause the loan to decline significantly in value, although one lending institution acting as agent for all of the lenders will generally be required to administer and manage the loan and, with respect to collateralized loans, to service or monitor the collateral.
Certain portfolio managers and other personnel of the Subadviser may also manage similar investment portfolios of floating rate loans for another non-investment Subadviser contracted affiliated business, Seix Structured Products, LLC (“SSP”). SSP is a subsidiary of SunTrust Bank and an affiliate of the Adviser and Subadviser, but not a client of the Adviser or Subadviser. In that role, this group purchases bank loans on behalf of SSP, for purposes of subsequent collateralized loan obligation (“CLO”) transactions where the Adviser, Subadviser and their affiliate, SunTrust Capital Markets, Inc., will serve as collateral manager and as structuring agent/placement agent, respectively. The trustee and custodian of the CLO transactions are not

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affiliated entities of the Adviser, Subadviser or SunTrust Capital Markets. In addition, the Adviser serves as adviser to an account established with its affiliate, SunTrust Equity Funding, LLC for the purpose of purchasing high yield securities for subsequent sale to these same CLO transactions. Each of these transactions is subject to the approval of the independent trustee of the CLO transaction. In addition to disclosure to the trustee, all such transactions are fully disclosed to potential investors in the CLO’s offering and disclosure documents.
As a result of these multiple investment-oriented and associated relationships, there exists a potential risk that the portfolio managers may favor other adviser and non-adviser contracted businesses over the Fund. The Adviser and Subadviser have created and implemented additional policies and procedures designed to protect shareholders against such conflicts; however, there can be no absolute guarantee that the Fund will always participate in the same or similar investments or receive equal or better individual investment allocations at any given time.
FOREIGN SECURITY RISK
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.
The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investment. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund’s foreign currency holdings. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.
Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

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SECURITIES LENDING RISK
The Fund may lend securities to broker-dealers to earn additional income. Risks include the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well. It is also possible that if a security on loan is sold and a Fund is unable to timely recall the security, the Fund may be required to repurchase the security in the market place, which may result in a potential loss to shareholders. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.
MORE INFORMATION ABOUT FUND INVESTMENTS
This prospectus describes the Fund’s primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.
The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. The Fund will do so only if the Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.
The Fund may invest in other mutual funds for cash management purposes. When the Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.

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INFORMATION ABOUT PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information.
MANAGEMENT
The Board of Trustees is responsible for the overall supervision and management of the business and affairs of RidgeWorth Funds. The Board of Trustees establishes policies that the Adviser and Subadviser must follow in of all their fund related management activities. The day-to-day operations of RidgeWorth Funds are the responsibilities of the officers and various service organizations retained by RidgeWorth Funds.
INVESTMENT ADVISER
[LOGO] RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 (“RidgeWorth” or the “Adviser”), serves as the investment adviser to the Fund. As of June 30, 2008, the Adviser had approximately $[] billion in assets under management. The Adviser is responsible for overseeing the Subadviser to ensure compliance with the Fund’s investment policies and guidelines and monitors the Subadviser’s adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Fund.
[The Adviser may use its affiliates as brokers for Fund transactions.]
An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund. Information regarding the Adviser’s, and thus the Fund’s, Proxy Voting Policies and Procedures is provided in the Statement of Additional Information. A copy of the Proxy Voting Policies and Procedures may be obtained by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworthfunds.com.

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The following breakpoints are used in computing the advisory fee:
FIXED INCOME FUNDS

Average Daily Net Assets	Discount From Full Fee
First $500 million	None — Full Fee
Next $500 million	5%
Over $1 billion	10%
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with the Adviser appears in the Fund’s annual report to shareholders for the period ended March 31, 2008.
INVESTMENT SUBADVISER
The Subadviser is responsible for managing the portfolio of the Fund on a day-to-day basis. The Subadviser selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. A discussion regarding the basis for the Board of Trustees’ approval of the investment subadvisory agreement appears in the Fund’s annual report to shareholders for the period ended March 31, 2008.
Information about the Subadviser and the individual portfolio managers of the Fund is discussed below. The Statement of Additional Information provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers, potential conflicts of interest and the portfolio managers’ ownership of securities in the Fund.
[LOGO] Seix Investment Advisors LLC (“Seix” or “Subadviser”)
www.seixadvisors.com
Seix, 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458, serves as the subadviser to the Fund. Seix was founded in 2007 and is a wholly-owned subsidiary of RidgeWorth. As of June 30, 2008, Seix had approximately $[ ] in assets under management.
Seix is a fundamental, credit driven fixed-income boutique specializing in both investment grade and high yield bond management. Seix has employed its bottom-up, research-oriented approach to fixed income management for more than 15 years. The firm’s success can be attributed to a very talented group of veteran investment professionals, a clearly defined investment approach and a performance oriented culture that is focused on delivering superior, risk-adjusted investment performance for its clients.
PORTFOLIO MANAGERS
The following individuals are primarily responsible for the day-to-day management of the Fund.

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Seth Antiles, PhD, has served as Managing Director of the Subadviser since March 2008, after having served as Managing Director of the Adviser from [ ] to March 2008. He has co-managed the Fund since its inception. He has more than 14 years of investment experience.
Leo Goldstein, has served as a Vice President of the Subadviser since March 2008 after having served as Senior Fixed Income Research Analyst of the Adviser from [ ] to [ ]. He has co-managed the Fund since its inception. He has more than 13 years of investment experience.
The Statement of Additional Information provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers, potential conflicts of interest and the portfolio managers’ ownership of securities in the Fund.
PURCHASING, SELLING AND EXCHANGING FUND SHARES
This section tells you how to purchase, sell (sometimes called “redeem”) and exchange A Shares and C Shares of the Fund.
HOW TO PURCHASE FUND SHARES
You may purchase shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for Fund share transactions. Your financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial institution or intermediary.
Your investment professional can assist you in opening a brokerage account that will be used for purchasing shares of RidgeWorth Funds. Once your securities account is established, you may buy shares of the Fund by:
—  Mail
—  Telephone (1-888-784-3863)
—  Wire
—  Fax (1-800-451-8377)
—  Automated Clearing House (“ACH”)
The Fund does not accept cash, credit card checks, third-party checks, travelers’ checks, money orders, bank starter checks, or checks drawn in a foreign currency, as payment for Fund shares.
If you pay with a check or ACH transfer that does not clear, or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses

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incurred by the Fund or transfer agent, and the Fund can redeem shares you own in this or another identically registered RidgeWorth Funds account as reimbursement.
WHEN CAN YOU PURCHASE SHARES?
The Fund is open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading (a “Business Day”). The Fund reserves the right to open on days that the principal bond markets (as recommended by the Bond Market Association) are open even if the NYSE is closed.
The Fund calculates its net asset value per share (“NAV”) once each Business Day at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
If the Fund or its authorized agent receives your purchase or redemption request in proper form before 4:00 p.m., Eastern Time, your transaction will be priced at that Business Day’s NAV. If your request is received after 4:00 p.m., it will be priced at the next Business Day’s NAV.
The time at which transactions and shares are priced and the time until orders are accepted may be changed if the NYSE closes early.
The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.
You may have to transmit your purchase, sale and exchange orders to financial institutions or intermediaries at an earlier time for your transaction to become effective that day. This allows the financial institution or intermediary time to process your order and transmit it to transfer agent in time to meet above stated fund cut off times. For more information about how to purchase, sell or exchange fund shares, including a specific financial institution or intermediary’s internal order entry cut-off time, please contact your financial institution or intermediary directly.
The Fund may reject any purchase order.
HOW THE FUND CALCULATES NAV
NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund.
In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Fair value prices may be determined in good faith using methods approved by the Board of Trustees.
With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issues into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
MINIMUM/MAXIMUM PURCHASES
To purchase shares for the first time, you must invest at least:

CLASS	DOLLAR AMOUNT
A Shares	$2,000
C Shares	$5,000 ($2,000 for IRA or other tax qualified accounts)
Purchases of C Shares of the Fund requested in an amount of $1,000,000 or more will automatically be made in A Shares of the Fund.
Your subsequent investments of shares of the Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. The Fund may accept investments of smaller amounts for either class of shares at its discretion.
SYSTEMATIC INVESTMENT PLAN
If you have a checking or savings account with a bank, you may purchase shares of either class automatically through regular deductions from your bank account. With a $500 minimum initial investment, you may begin regularly-scheduled investments of $50 or more once or twice a month. If you are buying C Shares, you should plan on investing at least $5,000 in the Fund during the first two years. The Fund may close your account if you do not meet this minimum investment requirement at the end of two years.

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CUSTOMER IDENTIFICATION
FOREIGN INVESTORS
To purchase shares of the Fund, you must be a U.S. citizen residing in the U.S. or its territories, a U.S. resident alien or a U.S. entity with a U.S. tax identification number. These restrictions do not apply to investors with U.S. military APO or FPO addresses.
CUSTOMER IDENTIFICATION AND VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, you will be asked to provide your name, residential street address, date of birth, Social Security number or tax identification number. You may also be asked for other information that will allow us to identify you. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening a mutual fund account.
In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.
The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.
Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.
However, the Fund reserves the right to close your account at the then-current day’s price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.
ANTI-MONEY LAUNDERING PROGRAM
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist

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activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.
SALES CHARGES
FRONT-END SALES CHARGES — A SHARES
The offering price of A Shares is the NAV next calculated after the Fund receives your request in proper form, plus the front-end sales charge.
The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

		YOUR SALES CHARGE AS
IF YOUR	YOUR SALES CHARGE AS A	A PERCENTAGE OF YOUR NET
INVESTMENT IS	PERCENTAGE OF OFFERING PRICE*	INVESTMENT
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	NONE	NONE

*	The distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the distributor may pay dealer commissions ranging from 0.25% to 1.00%.
INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these A Shares within one year of purchase. The deferred sales charge is calculated based on the lesser of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your redemption request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.
WAIVER OF FRONT-END SALES CHARGE — A SHARES

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The front-end sales charge will be waived on A Shares purchased:
—  through reinvestment of dividends and distributions;
—  through an account managed by an affiliate of the Adviser;
—  by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of A Shares”);
—  by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of the Adviser and its affiliates;
—  by current RidgeWorth Funds shareholders reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs);
—  by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or
—  through dealers, retirement plans, asset allocation and wrap programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge; or
—  by Trustees of the RidgeWorth Funds.
REPURCHASE OF A SHARES
You may repurchase any amount of A Shares of any RidgeWorth Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the section on Taxes in the Statement of Additional Information for more information. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.
REDUCED SALES CHARGES — A SHARES
RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A shares you are currently purchasing.
You should retain any records necessary to substantiate the historical amounts you have invested. The Fund may amend or terminate this right at any time. Please see the Statement of Additional Information for details.

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LETTER OF INTENT. A Letter of Intent allows you to purchase shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.
The Fund will hold a certain portion of your investment in escrow until you fulfill your commitment. Please see the Statement of Additional Information for details.
COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares of any class made by you, your spouse and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.
You can also obtain this information about sales charges, rights of accumulation and Letters of Intent on the Fund’s website at www.ridgeworthfunds.com.
CONTINGENT DEFERRED SALES CHARGES (“CDSC”) — C SHARES
You do not pay a sales charge when you purchase C Shares. The offering price of C Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 1% of either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receive your sale request, whichever is less. The Fund will use the first-in, first-out (FIFO) method to determine the holding period. So, you never pay a CDSC on any increase in your investment above the initial offering price. The CDSC does not apply to shares you purchase through reinvestment of dividends or distributions or exchanges of C Shares of one Fund for C Shares of another Fund.
WAIVER OF CDSC
The CDSC will be waived if you sell your C Shares for the following reasons:
—  Death or Post-purchase Disablement (as defined in Section 72(m)(7) of the Code);
— You are shareholder/joint shareholder or participant/beneficiary of certain retirement plans;
— You die or become disabled after the account is opened;
— Redemption must be made within 1 year of such death/disability;
— The Fund must be notified in writing of such death/disability at time of redemption request;
— The Fund must be provided with satisfactory evidence of death (death certificate) or disability (doctor’s certificate specifically referencing disability as defined in 72(m)(7) referenced above).

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—  Shares purchased through dividend and capital gains reinvestment.
—  Participation in the Systematic Withdrawal Plan described below:
—  Withdrawal not to exceed 10% of the current balance of the Fund in a 12 month period, the 10% amount will be calculated as of the date of the initial Systematic Withdrawal Plan and recalculated annually on the 12 month anniversary date. Shares purchased through dividend or capital gains reinvestment, although not subject to the CDSC, will be included in calculating the account value and 10% limitation amount;
- If the total of all Fund account withdrawals (Systematic Withdrawal Plan or otherwise) exceeds the 10% limit within the 12 month period following the initial calculation date, the entire Systematic Withdrawal Plan for the period will be subject to the applicable sales charge, in the initial year of a Systematic Withdrawal Plan, the withdrawal limitation period shall begin 12 months before the initial Systematic Withdrawal Plan payment;
- To qualify for the CDSC waiver under the Systematic Withdrawal Plan the Fund account must have a minimum of $25,000 at Systematic Withdrawal Plan inception and must also reinvest dividends and capital gains distributions.
—  Required mandatory minimum withdrawals made after 70 1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or resulting from the tax free return of an excess distribution to an Individual Retirement Account (“IRA”). Satisfactory qualified plan documentation to support any waiver includes employer letter (separation from services) and plan administrator certificate (certain distributions under plan requirements).
—  Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased.
—  Exchanges in connection with plans of Fund reorganizations such as mergers and acquisitions.
To take advantage of any of these waivers, you must qualify in advance. To see if you qualify, please call your investment professional or other investment representative. These waivers are subject to change or elimination at any time at the discretion of the Fund.
The Class C CDSC will be waived for certain retirement plan providers that have entered into administrative agreements with the Fund. Please see the Statement of Additional Information for more information on this program.
OFFERING PRICE OF FUND SHARES

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The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, in proper form, plus the front-end sales charge. The offering price of C Shares is simply the next calculated NAV.
You can also obtain this information about sales charges, rights of accumulation and letters of intent on the Fund’s website at www.ridgeworthfunds.com.
HOW TO SELL YOUR FUND SHARES
If you own your shares through an account with a broker or other financial institution or intermediary, contact that broker, financial institution or intermediary to sell your shares. Your broker, financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund.
Shareholders who purchased shares directly from the Fund may sell their Fund Shares by:
- Mail
- Telephone (1-888-784-3863)
- Wire
- Fax (1-800-451-8377)
- ACH
A MEDALLION SIGNATURE GUARANTEE by a bank or other financial institution (a notarized signature is not sufficient) is required to redeem shares:
—  made payable to someone other than the registered shareholder;
—  sent to an address or bank account other than the address or bank account of record; or
—  sent to an address or bank account of record that has been changed within the last 15 calendar days.
MEDALLION SIGNATURE GUARANTEE: A Medallion Signature Guarantee verifies the authenticity of your signature and helps ensure that you, in fact, authorized changes to your account. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution participating in a Medallion Program recognized by the Securities Trading Association. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program, (STAMP), Stock Exchange Medallion Program, (SEMP), or the New York Stock Exchange, Inc. Medallion Program, (NYSE MSP). Contact your local financial adviser or institution for further assistance.

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The sale price of each share will be the next NAV determined after the Fund receive your request less, in the case of C Shares, any applicable CDSC.
SYSTEMATIC WITHDRAWAL PLAN
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, may be electronically transferred to your account. Please check with your bank. Withdrawals under the Systematic Withdrawal Plan may be subject to a CDSC unless they meet the requirements described above under “Waiver of the CDSC.”
RECEIVING YOUR MONEY
Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but the Fund may take up to seven days to pay the sale proceeds if making immediate payment would adversely affect the Fund (for example, to allow the Fund to raise capital in the case of a large redemption). Your proceeds can be wired to your bank account (subject to a fee) or sent to you by check. If you recently purchased your shares by check or through ACH redemption proceeds may not be available until your funds have cleared (which may take up to 15 calendar days from your date of purchase.
REDEMPTIONS IN KIND
The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.
INVOLUNTARY SALES OF YOUR SHARES
If your account balance drops below the required minimum as a result of redemptions you may be required to sell your shares. The account balance minimums are:

CLASS	DOLLAR AMOUNT
A Shares	$2,000
C Shares	$5,000 ($2,000 for IRA or other tax qualified accounts)
But, the Fund will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

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SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the Securities and Exchange Commission (“SEC”). More information about this is in the Statement of Additional Information.
HOW TO EXCHANGE YOUR SHARES
You may exchange your shares on any Business Day by contacting the Fund or your financial institution or intermediary by mail or telephone. Exchange requests must be for an amount of at least $1,000.
The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of the Fund, all Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) the Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates orders that may dramatically affect the Fund as outlined under “Market Timing Policies and Procedures” below.
If you recently purchased your shares by check or through ACH redemption proceeds may not be available until your funds have cleared (which may take up to 15 calendar days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days notice.
EXCHANGES
When you exchange shares, you are really selling your shares of one Fund and buying shares of another RidgeWorth Fund. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange requests, in proper form.
A SHARES
You may exchange A Shares of any Fund for A Shares of any other RidgeWorth Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an RidgeWorth Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an RidgeWorth Fund with the same, lower or no sales charge there is no sales charge for the exchange.
The amount of your exchange must meet any initial or subsequent purchase minimums applicable to the RidgeWorth Fund into which you are making the exchange.

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C SHARES
You may exchange C Shares of any Fund for C Shares of any other RidgeWorth Fund. For purposes of computing the CDSC applicable to C Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange.
TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution or intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.
To redeem shares by telephone:
—  redemption checks must be made payable to the registered shareholder; and
—  redemption checks must be mailed to an address or wired to a bank account of record that has been associated with the shareholder account for at least 15 calendar days.
MARKET TIMING POLICIES AND PROCEDURES
The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund that invests a significant amount of its assets in overseas markets is particularly susceptible to the risk of certain investors using a strategy known as time-zone arbitrage. Investors using this strategy attempt to take advantage of the differences in value of foreign securities that might result from events that occur between the close of the foreign securities market on which a foreign security is traded and the time at which the Fund calculates its NAV.
The Fund and/or its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s

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policies and procedures described in this prospectus and approved by the Fund’s Board of Trustees. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:
—  Shareholders are restricted from making more than one (1) “round trip” into or out of the Fund within 14 days or more than two (2) “round trips” within any continuous 90 day period. If a shareholder exceeds either “round trip” restriction, he or she may be deemed a “Market Timer,” and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Fund, its manager or a shareholder servicing agent may be notified in writing of their designation as a Market Timer.
—  The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser or Subadviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.
The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders.
Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries. Purchase and redemption transactions submitted to the Fund by these intermediaries reflect the transactions of multiple beneficial owners whose individual transactions are not automatically disclosed to the Fund. Therefore, the Fund relies in large part on the intermediaries who maintain omnibus arrangements (which may represent a majority of Fund shares) to aid in the Fund’s efforts to detect and deter short-term trading. The Fund monitors trading activity at the omnibus account level and look for activity that indicates potential short-term trading. If it detects suspicious trading activity, the Fund contacts the intermediaries to determine whether the short-term trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all beneficial owners to make this determination. If the Fund believes that a shareholder has violated the short-term trading policy, it will take further steps to prevent any future short-term trading by such shareholder in accordance with the policy. The Fund cannot guarantee the accuracy of the information provided by the intermediaries and may not always be able to track short-term trading effected through these intermediaries. The Fund has the right to terminate an intermediary’s ability to invest in the Fund if excessive trading activity persists and the Fund or its Adviser or Subadviser reasonably believes that such termination would be in the best interests of long-term shareholders. Further, the Fund seeks to discourage short-term trading by using fair

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value pricing procedures to fair value certain investments under some circumstances. In addition to the Fund’s market timing policies and procedures described above, you may be subject to the market timing policies and procedures of the intermediary through which you invest. Please consult with your intermediary for additional information regarding its frequent trading restrictions.
DISTRIBUTION OF FUND SHARES
The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Such fees may also be used to pay for distribution-related expenses to the extent permitted by the applicable distribution plan as well as by applicable federal and state regulatory agencies and self-regulatory organizations, such as the Financial Industry Regulatory Authority.
While C Shares are sold without any initial sales charge, the distributor may pay at the time of sale up to 1% of the amount invested to broker-dealers and other financial intermediaries who sell C Shares. Through the distribution plan, the distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor.
For A Shares, the Fund’s distribution plan authorizes payment of up to the amount shown under “Maximum Fee” in the table that follows. Currently, however, the Board of Trustees has only approved payment of up to the amount shown under “Current Approved Fee” in the table that follows. Fees are shown as a percentage of average daily net assets of the Fund’s A Shares.

	Maximum Fee	Current Approved Fee
Seix Global Strategy Fund	0.35%	0.30%
For C Shares the maximum distribution fee is 1.00% of the average daily net assets of the Fund.
From its own assets, the Adviser, the Subadviser or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or Subadviser. Furthermore, in addition to the fees that may be paid by the Fund, the Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries, including affiliates, for providing distribution-related or shareholder services.
The Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to financial intermediaries to compensate them for marketing expenses they incur or to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Adviser or the Subadviser and may differ among financial intermediaries. Such payments

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may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.
Please refer to the Statement of Additional Information for more information regarding these arrangements.
DIVIDENDS AND DISTRIBUTIONS
The Fund declares dividends daily and pays these dividends monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.
You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.
TAXES
Please consult your tax advisor regarding your specific questions about federal, state and local income taxes
Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.
The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.
The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.
If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your

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retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.
EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF A DIFFERENT RIDGEWORTH FUND IS TREATED THE SAME AS A SALE. A TRANSFER FROM ONE SHARE CLASS TO ANOTHER SHARE CLASS IN THE SAME RIDGEWORTH FUND SHOULD NOT BE A TAXABLE EVENT.
MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

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RidgeWorth Funds
Our Privacy Policy

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INVESTMENT ADVISER:
RidgeWorth Capital Management, Inc.
50 Hurt Plaza, Suite 1400
Atlanta, Georgia 30303
INVESTMENT SUBADVISER:
Seix Investment Advisors LLC
10 Mountainview Road,
Suite C-200
Upper Saddle River, NJ 07458
More information about the RidgeWorth Funds is available without charge through the following:
STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI includes detailed information about the RidgeWorth Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
ANNUAL AND SEMI-ANNUAL REPORTS:
These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.
TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
TELEPHONE: 1-888-784-3863
MAIL:
RidgeWorth Funds
3435 Stelzer Road
Columbus, Ohio 43219
WEBSITE: www.ridgeworthfunds.com
SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the RidgeWorth Funds, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
The RidgeWorth Funds’ Investment Company Act registration number is 811-06557.

RIDGEWORTH FUNDS	[ ]

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RIDGEWORTH FUNDS
I Shares
PROSPECTUS
RidgeWorth Fixed Income Funds
SEIX GLOBAL STRATEGY FUND
Investment Adviser: RidgeWorth Capital Management, Inc. (the “Adviser”) Investment Subadviser: Seix Investment Advisors LLC (the “Subadviser”)
[August 1], 2008
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ABOUT THIS PROSPECTUS
RidgeWorth Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the I Shares of the Seix Global Strategy Fund (the “Fund”) that you should know before investing. Please read this prospectus and keep it for future reference.
This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:
☐	SEIX GLOBAL STRATEGY FUND

☐	MORE INFORMATION ABOUT RISK

☐	MORE INFORMATION ABOUT FUND INVESTMENTS

☐	INFORMATION ABOUT PORTFOLIO HOLDINGS

☐	MANAGEMENT

☐	MANAGEMENT

☐	PURCHASING, SELLING AND EXCHANGING FUND SHARES

☐	MARKET TIMING POLICIES AND PROCEDURES

☐	DISTRIBUTION OF FUND SHARES

☐	DIVIDENDS AND DISTRIBUTIONS

☐	TAXES
INSIDE PRIVACY POLICY
BACK
COVER
BACK HOW TO OBTAIN MORE INFORMATION
COVER ABOUT THE RIDGEWORTH FUNDS
August 1, 2008

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CUSIP/TICKER SYMBOLS

Fund Name	Class	Inception	Ticker	CUSIP
Seix Global Strategy Fund	I Shares	08/01/08
RISK/RETURN INFORMATION COMMON TO THE RIDGEWORTH FUNDS
The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.
The Fund has its own investment goal and strategies for reaching that goal. The Subadviser (under the supervision of the Adviser) is responsible for investing Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Subadviser’s judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Subadviser does, you could lose money on your investment in the Fund, just as you could with other investments. A SHARE OF THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.
The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.
The Fund’s investment goal may be changed without shareholder approval. Before investing, make sure that the Fund’s goal matches your own.

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SEIX GLOBAL STRATEGY FUND
Fund Summary

Investment Goal	High total return from current income and capital appreciation.

Investment Focus	Global fixed income securities and foreign currencies

Share Price Volatility	High

Principal Investment Strategy	Attempts to identify countries that present favorable opportunities

Investor Profile	Investors who understand the risks associated with international investing and are seeking high total return and exposure to emerging economies; high risk adjusted returns relative to other major asset classes; and diversification by adding an asset class that is not highly correlated to other fixed income sectors

Subadviser	Seix Investment Advisors LLC
Investment Strategy
Under normal circumstances, the Seix Global Strategy Fund invests primarily in debt securities of issuers worldwide (including emerging markets), foreign currencies and derivatives thereon. The Fund’s investments may include debt securities issued by domestic and foreign governments and their agencies and authorities, and corporations, and may be denominated in U.S. dollars or other currencies. The Fund focuses on debt securities that are generally rated BBB and BB by at least one national securities rating agency, or if unrated, are deemed to be of comparable quality by the Subadviser. The Fund may invest in debt securities with a range of maturities from short to long term.
The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as credit linked notes, futures, options, swaps and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks.
The Subadviser identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk. Factors considered include prospects for a country’s political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

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The Subadviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadviser may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer’s financial condition and competitiveness.
Because securities and/or currencies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and lower performance.
WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations.
Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.
Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority, or as a result of political, social or economic events, also will have a significant impact on the value of any investments denominated in that currency.
The technique of purchasing forward currency contracts to obtain exposure to currencies or manage currency risk may not be effective. In addition, currency markets generally are not as regulated as securities markets.
Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss.
Below investment grade securities (sometimes referred to as “junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.
The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.
U.S. Treasury securities are considered to be among the safest investments, however, they are not guaranteed against price movements due to changing interest rates. Treasury inflation

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protected securities (“TIPS”) can exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.
Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading the Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).
For further information about these and other risks, see “More Information About Risk.”
PERFORMANCE INFORMATION
The Fund is new and therefore does not have performance history for a full calendar year.
After the Fund has been in operation for one full calendar year, such performance information will be available. The performance information and bar charts help to illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years (or the life of the Fund, if shorter) compare with those of a broad measure of market performance.
FUND FEES AND EXPENSES
This table describes the Fund’s fees and expenses that you may pay if you buy and hold Fund shares.

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ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

	I Shares
Investment Advisory Fees	0.60%
Other Expenses[1]	[0.22	]%
Total Annual Operating Expenses[2]	[0.82	%]

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]	The Adviser, Subadviser and/or other service providers may voluntarily waive a portion of their fees in order to limit Total Annual Operating Expenses. These voluntary waivers may be discontinued at any time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR	3 YEARS
$ [ ]	$	[ ]
FUND EXPENSES

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Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table above are shown as a percentage of the Fund’s net assets. These expenses are deducted from Fund assets. For more information about these fees, see “Investment Adviser.”
MORE INFORMATION ABOUT RISK
BELOW INVESTMENT GRADE RISK
High yield securities, which are also known as “junk bonds,” involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield securities involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s credit-worthiness. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.
DERIVATIVES RISK
Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, inverse floaters and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time attempting to maintain liquidity. These positions may be established for hedging or speculation purposes. Hedging involves making an investment (for example, in a futures contract or swap) to reduce the risk of adverse price movements in an already existing investment position. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:
- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.
- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by the Fund that does not use derivatives.
- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.
- There may not be a liquid secondary market for derivatives.
- Trading restrictions or limitations may be imposed by an exchange.
- Government regulations may restrict trading in derivatives.

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- The other party to an agreement (for example, options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.
Because premiums or totals paid or received on derivatives are small in relation to the market value of the underlying investments, buying and selling derivatives can be more speculative than investing directly in securities. In addition, many types of derivatives have limited investment lives and may expire or necessitate being sold at inopportune times.
The use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.
Credit default swaps can increase the Fund’s exposure to credit risk and could result in losses if the Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Total return swaps could result in losses if their reference index, security or investments do not perform as anticipated.
To limit leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments. By setting aside assets equal only to its net obligations under certain derivative instruments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative instruments.
EMERGING MARKETS RISK
Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Most countries or regions are included in this category, except for Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, the United Kingdom, the United States and most of the countries located in Western Europe. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.
EXCHANGE TRADED FUND RISK
The Funds may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of

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ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
FIXED INCOME RISK
The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa.
Long-term debt securities generally are more sensitive to changes in interest rates, usually making them more volatile than short-term debt securities and thereby increasing risk.
Debt securities are also subject to credit risk, which is the possibility than an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.
Debt securities are also subject to income risk, which is the possibility that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term bonds.
An additional risk of debt securities is reinvestment risk, which is the possibility that the Fund may not be able to reinvest interest or dividends earned from an investment in such a way that they earn the same rate of return as the invested funds that generated them. For example, falling interest rates may prevent bond coupon payments from earning the same rate of return as the original bond. Furthermore, pre-funded loans and issues may cause the Fund to reinvest those assets at a rate lower than originally anticipated.
FLOATING RATE LOAN RISK
As fixed income securities, investments in floating rate loans are subject to interest rate risk, but that risk is less because the interest rate of the loan adjusts periodically. As debt securities, investments in floating rate loans are subject to credit risk. Many floating rate loans are in unrated or lower credit rated securities. When a security is unrated, the Fund must rely more heavily on the analytical ability of the Subadviser. Many floating rate loan investments share the same risks as high yield securities, although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating rate securities are often subject to restrictions on resale which can result in reduced liquidity. A floating rate loan also may not be fully collateralized, although one lending institution will often be required to monitor collateral. Borrowers may repay principal faster than the scheduled due date which may result in the Fund replacing that loan with a lower-yielding security. Investment in loan participation interests may result in increased exposure to financial services sector risk.
A loan may not be fully collateralized which may cause the loan to decline significantly in value, although one lending institution acting as agent for all of the lenders will generally be

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required to administer and manage the loan and, with respect to collateralized loans, to service or monitor the collateral.
Certain portfolio managers and other personnel of the Subadviser may also manage similar investment portfolios of floating rate loans for another non-investment Subadviser contracted affiliated business, Seix Structured Products, LLC (“SSP”). SSP is a subsidiary of SunTrust Bank and an affiliate of the Adviser and Subadviser, but not a client of the Adviser or Subadviser. In that role, this group purchases bank loans on behalf of SSP, for purposes of subsequent collateralized loan obligation (“CLO”) transactions where the Adviser, Subadviser and their affiliate, SunTrust Capital Markets, Inc., will serve as collateral manager and as structuring agent/placement agent, respectively. The trustee and custodian of the CLO transactions are not affiliated entities of the Adviser, Subadviser or SunTrust Capital Markets. In addition, the Adviser serves as adviser to an account established with its affiliate, SunTrust Equity Funding, LLC for the purpose of purchasing high yield securities for subsequent sale to these same CLO transactions. Each of these transactions is subject to the approval of the independent trustee of the CLO transaction. In addition to disclosure to the trustee, all such transactions are fully disclosed to potential investors in the CLO’s offering and disclosure documents.
As a result of these multiple investment-oriented and associated relationships, there exists a potential risk that the portfolio managers may favor other adviser and non-adviser contracted businesses over the Fund. The Subadviser has created and implemented additional policies and procedures designed to protect shareholders against such conflicts; however, there can be no absolute guarantee that the Fund will always participate in the same or similar investments or receive equal or better individual investment allocations at any given time.
FOREIGN SECURITY RISK
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.
The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investment. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund’s foreign currency holdings. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.
Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for

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custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.
SECURITIES LENDING RISK
The Fund may lend securities to broker-dealers to earn additional income. Risks include the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well. It is also possible that if a security on loan is sold and a Fund is unable to timely recall the security, the Fund may be required to repurchase the security in the market place, which may result in a potential loss to shareholders. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.
MORE INFORMATION ABOUT FUND INVESTMENTS
This prospectus describes the Fund’s primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.
The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. The Fund will do so only if the Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.
The Fund may invest in other mutual funds for cash management purposes. When the Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.
INFORMATION ABOUT PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information.
MANAGEMENT
The Board of Trustees is responsible for the overall supervision and management of the business and affairs of RidgeWorth Funds. The Board of Trustees establishes policies that the

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Adviser and Subadviser must follow in of all their fund related management activities. The day-to-day operations of RidgeWorth Funds are the responsibilities of the officers and various service organizations retained by RidgeWorth Funds.
INVESTMENT ADVISER
[LOGO] RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 (“RidgeWorth” or the “Adviser”), serves as the investment adviser to the Fund. As of June 30, 2008, the Adviser had approximately $[] billion in assets under management. The Adviser is responsible for overseeing the Subadviser to ensure compliance with the Fund’s investment policies and guidelines and monitors the Subadviser’s adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Fund.
[The Adviser may use its affiliates as brokers for Fund transactions.]
An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund. Information regarding the Adviser’s, and thus the Fund’s, Proxy Voting Policies and Procedures is provided in the Statement of Additional Information. A copy of the Proxy Voting Policies and Procedures may be obtained by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworthfunds.com.
The following breakpoints are used in computing the advisory fee:
FIXED INCOME FUNDS

Average Daily Net Assets	Discount From Full Fee
First $500 million	None — Full Fee
Next $500 million	5%
Over $1 billion	10%
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with the Adviser appears in the Fund’s annual report to shareholders for the period ended March 31, 2008.
INVESTMENT SUBADVISER
The Subadviser is responsible for managing the portfolio of the Fund on a day-to-day basis. The Subadviser selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. A discussion regarding the basis for the Board of Trustees’ approval of the investment subadvisory agreement appears in the Fund’s annual report to shareholders for the period ended March 31, 2008.
Information about the Subadviser and the individual portfolio managers of the Fund is discussed below. The Statement of Additional Information provides additional information

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regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers, potential conflicts of interest and the portfolio managers’ ownership of securities in the Fund.
[LOGO] Seix Investment Advisors LLC (“Seix” or “Subadviser”) www.seixadvisors.com
Seix, 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458, serves as the subadviser to the Fund. Seix was founded in 2007 and is a wholly-owned subsidiary of RidgeWorth. As of June 30, 2008, Seix had approximately $[ ] in assets under management.
Seix is a fundamental, credit driven fixed-income boutique specializing in both investment grade and high yield bond management. Seix has employed its bottom-up, research-oriented approach to fixed income management for more than 15 years. The firm’s success can be attributed to a very talented group of veteran investment professionals, a clearly defined investment approach and a performance oriented culture that is focused on delivering superior, risk-adjusted investment performance for its clients.
PORTFOLIO MANAGERS
The following individuals are primarily responsible for the day-to-day management of the Fund.
Seth Antiles, PhD, has served as Managing Director of the Subadviser since March 2008, after having served as Managing Director of the Adviser from [ ] to March 2008. He has co-managed the Fund since its inception. He has more than 14 years of investment experience.
Leo Goldstein, has served as a Vice President of the Subadviser since March 2008 after having served as Senior Fixed Income Research Analyst of the Adviser from [ ] to [ ]. He has co-managed the Fund since its inception. He has more than 13 years of investment experience.
The Statement of Additional Information provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers, potential conflicts of interest and the portfolio managers’ ownership of securities in the Fund.
PURCHASING, SELLING AND EXCHANGING FUND SHARES
This section tells you how to purchase and sell (sometimes called “redeem”) I Shares of the Fund.
HOW TO PURCHASE FUND SHARES
The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. These accounts primarily consist of:

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—  assets of a bona fide trust,
—  assets of a business entity possessing a tax identification number,
—  assets of an employee benefit plan,
—  assets held within select fee-based programs, or
—  assets held within certain non-discretionary intermediary no-load platforms.
Employee benefit plans generally include profit sharing, 401(k) and 403(b) plans. Employee benefit plans generally do not include IRAs; SIMPLE, SEP, SARSEP plans; plans covering self-employed individuals and their employees or health savings accounts unless you, as a customer of a financial institution or intermediary, meet the Fund’s established criteria as described above.
As a result, you, as a customer of a financial institution or intermediary, may, under certain circumstances that meet the Fund’s established criteria, be able to purchase I Shares through accounts made with select financial institutions or intermediaries. I Shares will be held of record by (in the name of) your financial institution or intermediary. Depending upon the terms of your account, you may have, or be given, the right to vote your I Shares. Financial institutions or intermediaries may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may differ from those imposed by the Fund. Please contact your financial institution or intermediary for complete details for purchasing I Shares.
I Shares may also be purchased directly from the Fund by officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of:
—  RidgeWorth Funds,
—  Subadvisers to the RidgeWorth Funds, or
—  SunTrust Banks, Inc. and its subsidiaries.
Validation of current employment/service will be required upon establishment of the account. The Fund, in its sole discretion, may determine if an applicant qualifies for this program.
WHEN CAN YOU PURCHASE SHARES?
The Fund is open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading (a “Business Day”). The Fund reserves the right to open on days that

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the principal bond markets (as recommended by the Bond Market Association) are open even if the NYSE is closed.
Each Fund calculates its net asset value per share (“NAV”) once each Business Day at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
If the Fund or its authorized agent receives your purchase or redemption request in proper form before 4:00 p.m., Eastern Time, your transaction will be priced at that Business Day’s NAV. If your request is received after 4:00 p.m., it will be priced at the next Business Day’s NAV.
The time at which transactions and shares are priced and the time until which orders are accepted may be changed if the NYSE closes early.
The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.
YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE ORDERS TO YOUR FINANCIAL INSTITUTION OR INTERMEDIARY AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION OR INTERMEDIARY TIME TO PROCESS YOUR ORDER AND TRANSMIT IT TO THE TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING A SPECIFIC FINANCIAL INSTITUTION’S OR INTERMEDIARY’S INTERNAL ORDER ENTRY CUT-OFF TIME, PLEASE CONTACT YOUR FINANCIAL INSTITUTION OR INTERMEDIARY DIRECTLY.
The Fund may reject any purchase order.
HOW THE FUND CALCULATES NAV
NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.
In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost.
Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Fair value prices may be determined in good faith using methods approved by the Board of Trustees.
With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issues into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
IN-KIND PURCHASES
Payment for shares of the Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for such Fund. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable (e.g., by a listing on a nationally recognized securities exchange); and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. For further information about this form of payment, please call 1-888-784-3863.
CUSTOMER IDENTIFICATION
FOREIGN INVESTORS
The Fund does not generally accept investments in I Shares by non-U.S. citizens or entities.
CUSTOMER IDENTIFICATION AND VERIFICATION

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To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, you will be asked to provide your name, residential street address, date of birth, Social Security number or tax identification number. You may also be asked for other information that will allow us to identify you. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening a mutual fund account.
In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.
The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.
Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.
However, the Fund reserves the right to close your account at the then-current day’s price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.
ANTI-MONEY LAUNDERING PROGRAM
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken

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when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.
HOW TO SELL YOUR FUND SHARES
You may sell your shares on any Business Day by contacting your financial institution or intermediary. Your financial institution or intermediary will give you information about how to sell your shares including any specific cut-off times required.
Holders of I Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Fund receives your request in proper form.
A MEDALLION SIGNATURE GUARANTEE by a bank or other financial institution (a notarized signature is not sufficient) is required to redeem shares:
—  made payable to someone other than the registered shareholder;
—  sent to an address or bank account other than the address or bank account of record; or
—  sent to an address or bank account of record that has been changed within the last 15 calendar days.
Other documentation may be required depending on the registration of the account.
MEDALLION SIGNATURE GUARANTEE: A Medallion Signature Guarantee verifies the authenticity of your signature and helps ensure that changes to your account are in fact authorized by you. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution participating in a Medallion Program recognized by the Securities Trading Association. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program, (STAMP), Stock Exchange Medallion Program, (SEMP), or the New York Stock Exchange, Inc. Medallion Program, (NYSE MSP). Contact your local financial adviser or institution for further assistance.
RECEIVING YOUR MONEY
Normally, the Fund will send your sale proceeds within five Business Days after

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the Fund receives your request, but the Fund may take up to seven days to pay the sale proceeds if making immediate payment would adversely affect the Fund (for example, to allow the Fund to raise capital in the case of a large redemption).
REDEMPTIONS IN KIND
The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.
SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission (“SEC”) declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.
TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution or intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.
To redeem shares by telephone:
—  redemption checks must be made payable to the registered shareholder; and
—  redemption checks must be mailed to an address or wired to a bank account of record that has been associated with the shareholder account for at least 15 calendar days.
MARKET TIMING POLICIES AND PROCEDURES
The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present

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risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund that invests a significant amount of its assets in overseas markets is particularly susceptible to the risk of certain investors using a strategy known as time-zone arbitrage. Investors using this strategy attempt to take advantage of the differences in value of foreign securities that might result from events that occur between the close of the foreign securities market on which a foreign security is traded and the time at which the Fund calculates its NAV.
The Fund and/or its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Trustees. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:
—  Shareholders are restricted from making more than one (1) “round trip” into or out of the Fund within 14 days or more than two (2) “round trips” within any continuous 90 day period. If a shareholder exceeds either “round trip” restriction, he or she may be deemed a “Market Timer,” and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Fund, its manager or a shareholder servicing agent may be notified in writing of their designation as a Market Timer.
—  The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser or Subadviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.
The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders.
Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries. Purchase and redemption transactions submitted to the Fund by these intermediaries reflect the transactions of multiple beneficial owners whose individual

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transactions are not automatically disclosed to the Fund. Therefore, the Fund relies in large part on the intermediaries who maintain omnibus arrangements (which may represent a majority of Fund shares) to aid in the Fund’s efforts to detect and deter short-term trading. The Fund monitors trading activity at the omnibus account level and look for activity that indicates potential short-term trading. If it detects suspicious trading activity, the Fund contacts the intermediaries to determine whether the short-term trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all beneficial owners to make this determination. If the Fund believes that a shareholder has violated the short-term trading policy, it will take further steps to prevent any future short-term trading by such shareholder in accordance with the policy. The Fund cannot guarantee the accuracy of the information provided by the intermediaries and may not always be able to track short-term trading effected through these intermediaries. The Fund has the right to terminate an intermediary’s ability to invest in the Fund if excessive trading activity persists and the Fund or its Adviser or Subadviser reasonably believes that such termination would be in the best interests of long-term shareholders. Further, the Fund seeks to discourage short-term trading by using fair value pricing procedures to fair value certain investments under some circumstances. In addition to the Fund’s market timing policies and procedures described above, you may be subject to the market timing policies and procedures of the intermediary through which you invest. Please consult with your intermediary for additional information regarding its frequent trading restrictions.
DISTRIBUTION OF FUND SHARES
From its own assets, the Adviser, the Subadviser or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or Subadviser. Furthermore, in addition to the fees that may be paid by the Fund, the Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries, including affiliates, for providing distribution-related or shareholder services.
The Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to financial intermediaries to compensate them for marketing expenses they incur or to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Adviser or the Subadviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.
Please refer to the Statement of Additional Information for more information regarding these arrangements.

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DIVIDENDS AND DISTRIBUTIONS
The Fund declares dividends daily and pays these dividends monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.
You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.
TAXES
Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.
Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.
The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.
The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.
If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

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EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF A DIFFERENT RIDGEWORTH FUND IS TREATED THE SAME AS A SALE. A TRANSFER FROM ONE SHARE CLASS TO ANOTHER SHARE CLASS IN THE SAME RIDGEWORTH FUND SHOULD NOT BE A TAXABLE EVENT.
MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

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RidgeWorth Funds
Our Privacy Policy

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INVESTMENT ADVISER:
RidgeWorth Capital Management
50 Hurt Plaza, Suite 1400
Atlanta, Georgia 30303
INVESTMENT SUBADVISER:
Seix Investment Advisors LLC
10 Mountainview Road,
Suite C-200
Upper Saddle River, NJ 07458
More information about the RidgeWorth Funds is available without charge through the following:
STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI includes detailed information about the RidgeWorth Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
ANNUAL AND SEMI-ANNUAL REPORTS:
These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.
TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
TELEPHONE:
1-888-784-3863
MAIL:
RidgeWorth Funds
3435 Stelzer Road
Columbus, Ohio 43219
WEBSITE: www.ridgeworthfunds.com
SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the RidgeWorth Funds, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents

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by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
The RidgeWorth Funds’ Investment Company Act registration number is 811-06557.

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STATEMENT OF ADDITIONAL INFORMATION
RIDGEWORTH FUNDS
[August 1], 2008
Investment Adviser:
RIDGEWORTH CAPITAL MANAGEMENT, INC.
(the “Adviser”)
This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of RidgeWorth Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectuses dated [August 1], 2008, as may be supplemented from time to time. This SAI relates to each class of the Seix Global Strategies Fund (the “Fund”):

	A Shares	C Shares	I Shares
Seix Global Strategy Fund	✓	✓	✓
This SAI is incorporated by reference into the Fund’s prospectuses dated [August 1], 2008. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained by writing to the Trust or calling toll-free 1-888-784-3863.
The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

THE TRUST	1
DESCRIPTION OF PERMITTED INVESTMENTS	1
INVESTMENT LIMITATIONS	27
THE ADVISER	29
THE SUBADVISER	30
THE PORTFOLIO MANAGERS	30
THE ADMINISTRATOR	32
THE DISTRIBUTOR	33
THE TRANSFER AGENT	36
THE CUSTODIAN	37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
LEGAL COUNSEL	37
TRUSTEES AND OFFICERS OF THE TRUST	37
PURCHASING AND REDEEMING SHARES	41
DETERMINATION OF NET ASSET VALUE	43
TAXES	45
FUND TRANSACTIONS	49
PORTFOLIO TURNOVER RATE	51
PORTFOLIO HOLDINGS	51
DESCRIPTION OF SHARES	53
VOTING RIGHTS	53
SHAREHOLDER LIABILITY	53
LIMITATION OF TRUSTEES’ LIABILITY	54
CODES OF ETHICS	54
PROXY VOTING	54
5% AND 25% SHAREHOLDERS	55
FINANCIAL STATEMENTS	55
DESCRIPTION OF RATINGS	A-1
PROXY VOTING POLICY	B-1

THE TRUST
The Seix Global Strategy Fund (the “Fund”) is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”) and different classes of shares of each series. The Trust reserves the right to create and issue shares of additional series and/or classes. The Fund is non-diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
DESCRIPTION OF PERMITTED INVESTMENTS
The Fund’s respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Fund’s prospectuses under the “Investment Strategy” section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund’s stated investment policies.
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a “depositary”). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.
Acquisitional/equipment lines (delayed-draw term loans). Acquisitional/equipment lines (delayed-draw term loans) are credits that may be drawn down for a given period to purchase specified assets or equipment of to make acquisitions. The issuer pays a fee during the commitment period (a ticking fee). The lines are then repaid over a specified period (the term-out period). Repaid amounts may not be re-borrowed. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.
Asset-Backed Securities. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans on manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations. Asset-backed securities that are backed by a single type of asset are pooled together by asset type for purposes of calculating the Fund’s industry concentration levels.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.
Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.
Bank Obligations. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:
• Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.
• Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.
• Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.
The Funds will not purchase obligations issued by the Adviser or its affiliates.
Borrowing. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.
Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.
Brady Bonds. A Brady Bond is a U.S. dollar denominated bond issued by an emerging market, particularly those in Latin America, and collateralized by U.S. Treasury zero-coupon bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.
Certificates of Deposit. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.
Collateralized Debt Obligations. Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.
Convertible Bonds. Convertible bonds are bonds which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than nonconvertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as “busted” convertibles, and risk associated more closely approximates that of similar debt without the conversion feature.

Corporate Issues. Corporate issues refer to debt instruments issued by private corporations or other business entities. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Fund will buy corporate issues subject to any quality constraints. Corporate issues may also be issued by master limited partnerships and real estate investment trusts, or REITS.
Credit-Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer, in general (the “Reference Instrument”). The purchaser of the CLN (the “Note Purchaser”) invest a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.
When the Fund purchases a CLN, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its long position, the Fund will segregate or earmark liquid assets with the Fund’s custodian that, when added to any amounts deposited as margin, are equal to the value of the CLN or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.
Custodial Receipts. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a “separate security” is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.
Debt Securities. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
Dollar Rolls. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.
Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.
Equipment Trust Certificates (“ETCs”). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.
Eurodollar and Yankee Dollar Obligations. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.
Exchange Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDSSM,, NASDAQ 100 Index Tracking StockSM (“QQQs SM”) iShares® and VIPERs®. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Investment Company Shares” below.
Fixed Income Securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Fund’s net asset value.
Floating Rate Instruments. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser’s opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

Foreign Securities. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country’s financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country’s laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments (“country risks”). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.
Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.
By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund’s investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of the Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by the Fund’s investments in one foreign market represented in its portfolio may offset potential gains from the Fund’s investments in another country’s markets.
Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.
Foreign Currency: The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.
At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.
The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated money market instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
For hedging purposes, the Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Code.
The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency. At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Fund may also enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in the foreign currency. The Fund may realize a gain or loss from currency transactions.
When the Fund purchases or sells a forward contract, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its long position, the Fund will segregate or earmark liquid assets with the Fund’s custodian that, when added to any amounts deposited as margin, are equal to the value of the forward contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder. To cover its short position, the Fund will segregate or earmark liquid assets with the Fund’s custodian that, when added to any amounts deposited as margin, are equal to the value of the currencies underlying the forward contract (but are not less than the market price at which the short position was established). The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.
Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.
An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.
When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a stock outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its long position, the Fund will segregate or earmark liquid assets with the Fund’s custodian that, when added to any amounts deposited as margin, are equal to the purchase price of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. To cover its short position, the Fund will segregate or earmark liquid assets with the Fund’s custodian that, when added to any amounts deposited as margin, are equal to the value of the instruments or currencies underlying the futures contract (but are not less than the market price at which the short position was established). The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.
The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.
There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Guaranteed Investment Contracts (“GICs”). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.
Hedging Techniques. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.
High Yield Securities. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s

Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The risks associated with investing in high yield securities include:
1. High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody’s) due to changes in the issuer’s creditworthiness.
2. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
3. Market prices for high risk, high yield securities may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.
4. The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.
High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.
Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price, which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets (10% with respect to the Money Market Funds) in illiquid securities.
Inverse Floaters. The Fund may invest in municipal securities whose interest rated bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.
Investment Company Shares. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the investing Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.
Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. Because other investment companies employ an investment advisor, such investments by the Fund may cause shareholders to bear duplicate fees.
The Fund may exceed the limits established by Section 12(d)(1) if (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.
For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange Traded Funds” above.) The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to an order issued by the SEC to iShares® Funds and procedures approved by the Board, the Fund may invest in iShares® Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds makes any representations regarding the advisability of investing in the Funds.
Investment Grade Obligations. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc. (“Fitch”), or Aaa, Aa, A or Baa by Moody’s or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. The Fund may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an instrument grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer’s capacity to repay its obligation remains unchanged.
Leveraged Buyouts. The Funds may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions (“LBOs”). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.
Loan Participations. Loan participations are interests in loans to U.S. corporations, which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.
In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.
The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.
Medium-Term Notes. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.
Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see Appendix A to this SAI.
Mortgage-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities (“MBS”) are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans or other asset-backed securities (the “Underlying Assets”). Such securities may be issued by U.S. government agencies and government-sponsored entities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and MHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.
Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. The Fund will not purchase mortgage-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.
Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.
In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBS to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBS until all other classes having an earlier stated maturity have been paid in full. An important feature of MBS is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.
Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).
CMOs are collateralized mortgage obligations, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a “tranche” is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity — the latest date by which the tranche can be completely repaid, assuming no prepayments – and has an average life — the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.
REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody’s.
Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.
For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.
Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest only” security (“IO”) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
Money Market Fund Investments. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are “eligible securities,” which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a “first tier security”), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality (“second tier security”). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund’s assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund’s total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three “business days” (that is, any day other than a Saturday, Sunday or customary business holiday).
Non-Publicly Traded Securities; Rule 144A Securities. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limitation on the purchase of illiquid securities (usually 15% of the Fund’s net assets, 10% for the Money Market Funds), unless the Fund’s governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a

Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.
Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund’s investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the
Fund’s net assets could be adversely affected.
Options. The Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when the Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund’s custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. The Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.
The Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund’s investment objective. For example, the Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
In another instance, the Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
There are significant risks associated with the Fund’s use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Other Investments. The Funds are not prohibited from investing in bank obligations issued by clients of the Fund’s administrator or distributor or their respective parent or affiliated companies. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser or the Fund’s distributor.
Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs (“PAC Bonds”) generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
Pay-In-Kind Securities. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.
Reverse Repurchase Agreements. A reverse repurchase agreement is a contract under which the Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.
Revolving Credit Facilities (“Revolvers”). Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the Revolver and usually provides for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.
The Fund may invest in Revolvers with credit quality comparable to that of issuers of its other investments. Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat Revolvers for which there is no readily available market as illiquid for purposes of that Fund’s limitation on illiquid investments.
Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, subadviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.
By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a matter comes up for a vote which would have a material effect on the Fund or its investment, the Fund must attempt to terminate the loan and regain the right to vote the securities. Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.
Senior Loans
Structure of Senior Loans. A senior floating rate loan (“Senior Loan”) is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.
Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.
The Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.
The Fund may invest up to 10% of its total assets in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and capital raising activities generally, and fluctuations in the financial markets generally.
The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, the Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.
Certain Fees Paid to the Fund. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Fund may include amendment fees.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.
Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.
Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund’s performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on the Fund’s yield.
Other Information Regarding Senior Loans. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.
The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, the Fund will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for the Fund. As a matter of policy, the Fund will not consider equity securities to be eligible holdings.
The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated. The Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.
If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could also have to refund interest (see the prospectus for additional information).
The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.
Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.
Short Sales. As consistent with the Fund’s investment objective, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale “against-the-box” is a taxable transaction to the Fund with respect to the securities that are sold short.
Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund is required to pay a premium or daily interest, which will increase the total cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) earmark or maintain in a segregated account cash or liquid securities at such a level that (i) the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the current market value of the security sold short, or (b) otherwise cover the Fund’s short positions. Uncovered short sales incur a higher level of risk because to cover the short sale, the security may have to be purchased in the open market at a much higher price.
Short-Term Obligations. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.
Standby Commitments and Puts. The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.
The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.
STRIPS. Separately Traded Interest and Principal Securities (“STRIPS”) are component parts of U.S. Treasury securities traded through the federal book-entry system. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund’s investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Adviser will only purchase, for Money Market Funds, STRIPS that have a remaining maturity of 397 days or less; therefore, the Money Market Funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of the Fund’s assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders’ redemption rights and of deviations in the value of shares of the Money Market Funds.
Structured Investments. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.
Structured Notes. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500® Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.
Supranational Agency Obligations. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the “World Bank”), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.
Swap Agreements. The Funds may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets.
The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Fund’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Fund or to effect investment transactions consistent with the Fund’s investment objective and strategies. Index swaps tend to have a maturity of one year. There is not a well developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Fund may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, a Fund will refer to the notional amount of the swap.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The [Adviser/Subadviser] under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
Trust Preferred Securities. Trust preferred securities are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.
U.S. Government Securities. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates. The Student Loan Marketing Association can issue debt both as a U.S. government agency or as corporation. If the debt is issued as a corporation, it is not considered a U.S. government obligation.
• U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts (“TRs”).
• Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.
• Treasury Inflation Protected Notes (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
• Zero Coupon Obligations. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.
• U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See “Mortgage-Backed Securities.”
• U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.
Variable and Floating Rate Instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.
Variable Rate Master Demand Notes. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.
Warrant. A warrant is a financial instrument that gives the holder the right, but not the obligation, to purchase a specified amount of an asset at a specified price during a specified period of time. A warrant may give its holder the right to buy shares of stock, bonds, currencies, or commodities. Index Warrants, a type of warrant, allows investors to take a direct position in a commodity, index, currency or economic variable. An example of an Index Warrant is a GDP Warrant, which is a bond that allows investors to invest directly in a country’s economic growth. A GDP Warrant creates long term securities that would be indexed on the economic growth of a country, or rather an economic zone (for example Euroland). Those securities would have two main purposes: 1) to give those countries or other issuers another source of financing, and a new financial management tool; 2) to give investors a hybrid asset which has some feature(s) of an equity security (variable return and/or capital, based on economic performances) while basically being a bond (it is a debt).In the case of a GDP Warrant, the index would be the Gross Domestic Product (GDP).
When-Issued Securities and Forward Commitment Securities. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase.
When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued and forward commitment securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.
To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.
INVESTMENT LIMITATIONS
Except with respect to the Fund’s non-fundamental policy relating to liquidity, if a percentage limitation stated in the fundamental and non-fundamental policies below is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value will not result in a violation of such restriction.

Fundamental Policies
The following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.
The Fund may not:
1. With respect to 50% of the Fund’s total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.
2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.
3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.
4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.
5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).
7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.
8. Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.
Non-Fundamental Policies
The following investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees:

The Fund may not purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
THE ADVISER
General. RidgeWorth Capital Management, Inc. (“RidgeWorth” or the “Adviser”) is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Fund. The Adviser oversees the subadviser to ensure compliance with the Fund’s investment policies and guidelines and monitors the subadviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of [ ], 2008, the Adviser had discretionary management authority with respect to approximately $[ ] billion of assets under management.
Advisory Agreement with the Trust. RidgeWorth serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).
Under the terms of the Advisory Agreement, the Adviser oversees the subadviser to ensure compliance with the Fund’s investment policies and guidelines and monitors the subadviser’s adherence to its investment style, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.
The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceed limitations established by certain states, the Adviser and/or the Fund’s administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in the Fund’s inability to qualify as a regulated investment company under provisions of the Code.
Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of the Fund’s average daily net assets as listed in the table that follows. The Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

Fund	Fee
Seix Global Strategy Fund	0.60%

The above fees are also subject to the following breakpoint discounts:
First $500 million = full fee
Next $500 million = 5% discount from full fee
Over $1.0 billion = 10% discount from full fee
As discussed in the prospectuses, the Adviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to certain Funds, in order to limit Fund expenses.
THE SUBADVISER
Seix Investment Advisors LLC (the “Subadviser”) serves as the subadviser to the Fund under the terms of an Investment Subadvisory Agreement between the Adviser and this Subadviser. The principal business address of the Subadviser is 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458. For its subadvisory services, this Subadviser is entitled to receive an annual fee paid by the Adviser equal to 60% of the net advisory fee paid by the Fund. As of [June 30, 2008], the Subadviser had approximately $[ ] million of assets under management.
Investment Subadvisory Agreement. The Adviser and each Subadviser have entered into an investment subadvisory agreement (the “Subadvisory Agreement”) under which the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of their respective Funds, subject to the supervision of, and policies established by, the Adviser and the Trustees of the Trust. After the initial two year term, the continuance of each Subadvisory Agreement must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Subadvisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of that Fund, (ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser. Each Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
THE PORTFOLIO MANAGERS
Set forth below is information regarding the individuals who are primarily responsible for the day-to-day management of the Funds (“portfolio managers”). All information is as of [ ], 2008, except as otherwise noted.
Management of Other Accounts. The table below shows the number of other accounts managed by each portfolio manager and the approximate total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

Number of Other Accounts Managed/
		Total Assets in Accounts (millions)			Other Accounts with Performance-Based Fees
Registered
	RidgeWorth Fund(s)	Investment	Other Pooled			Total Assets
Portfolio Manager	Managed	Companies	Investment Vehicles	Other Accounts	Number & Category	(millions)
Seth Antiles	Seix Global Strategy Fund
Leo Goldstein	Seix Global Strategy Fund
Potential Conflicts of Interest. A portfolio manager’s dual management of both the Fund and the other accounts appearing in the table above may give rise to potential conflicts of interest. If the Fund and the other accounts have identical investment objectives, it is possible the portfolio manager could favor one or more accounts over the Fund. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, aggregation of trades may create the potential for unfairness to the Fund or an account if one account is favored over another in allocating the securities purchased or sold. The Adviser and the Subadviser each have established policies and procedures to ensure that the purchase and sale of securities among all funds and accounts it manages are allocated in a manner the Adviser or Subadviser believes is fair and equitable.
Portfolio Manager Compensation Structure. Portfolio managers earn competitive salaries and participate in an incentive bonus plan designed to retain high quality investment professionals. The portfolio managers receive a salary commensurate with the individual’s experience and responsibilities with the firm. Except as discussed below, incentive bonuses are based on the relative performance of the RidgeWorth Fund(s), and in some cases other investment products, managed or supervised by the investment professional, a quantitative scorecard that subjectively measures other performance attributes (such as corporate citizenship, contributions to the firm and adherence to compliance policies) and a business performance component.
Investment performance is determined by comparing the relevant RidgeWorth Fund’s pre-tax total returns to the returns of the relevant RidgeWorth Funds’ benchmarks and peer groups over multi-year periods, as applicable. Where portfolio managers manage multiple RidgeWorth Funds, each Fund is weighted based on its market value and its relative strategic importance to the Adviser. Other performance attributes are also based on a scorecard that objectively measures key performance attributes, which is then evaluated by management to determine the award amount.
As a tool to minimize personnel turnover, the portfolio manager’s incentive bonus will usually have one portion of the incentive paid promptly following the calendar year end and another portion subject to a mandatory deferral which vests over three years subject to the terms and conditions of the plan.
On occasion, a portfolio manager may receive a guaranteed incentive for a fixed period in conjunction with accepting a new position when the Subadviser fees it necessary to recruit the talent. All full-time employees of the Subadviser, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependant upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:
–	401(k) Excess Plan — This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by the Adviser’s parent company (SunTrust Banks, Inc.), were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

–	ERISA Excess Retirement Plan — This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

–	Voluntary Functional Incentive Plan Deferral — This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. The Adviser’s annual incentive plans offer this provision to employees who meet the compensation criteria level.

–	Restricted Stock Awards — Restricted stock awards are granted to certain select individuals on a case-by-case basis as a form of long-term compensation and as an additional incentive to retain these professionals. The awards often vest based on the recipient’s continued employment with the Subadviser, but these awards may also carry additional vesting requirements, including performance conditions.
The bonuses of Messrs. Antiles and Goldstein are based on the investment performance of the Fund(s) they manage as well as the subjective evaluation of a variety of other factors.
Securities Ownership of Portfolio Managers. The portfolio managers do not own any shares of the Fund.
THE ADMINISTRATOR
General. Citi Fund Services Ohio, Inc. (the “Administrator”) serves as administrator of the Trust. Prior to the acquisition of the Administrator by a subsidiary of Citibank N.A. on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc. The Administrator, an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator provides administration services to other investment companies.
Master Services Agreement with the Trust. The Trust, RidgeWorth Variable Trust and the Administrator have entered into a master services agreement (the “Master Services Agreement”) effective July 26, 2004. Under the Master Services Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to the Fund’s operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Fund’s activities, and certain supplemental services in connection with the Trust’s obligations under the Sarbanes-Oxley Act of 2002; fund accounting services, transfer agency services and shareholder services.
The Master Services Agreement shall remain in effect for a period of five years until July 31, 2009, and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.
Administration Fees to be Paid to the Administrator. Under the Master Services Agreement, the Administrator is entitled to receive an asset-based fee for administration, fund accounting, transfer agency and shareholder services (expressed as a percentage of the combined average daily net assets of the Trust and the RidgeWorth Variable Trust) of 2.75 basis points (0.0275%) on the first $25 billion, 2.25 basis points (0.0225%) on the next $5 billion, and 1.75 basis points (0.0175%) on the amounts over $30 billion, plus an additional class fee of $2,593 per class annually, applicable to each additional class of shares over 145 classes of shares. The Administrator may waive a portion of its fee.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the Trust and RidgeWorth Variable Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 toward the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the Trust and the RidgeWorth Variable Trust relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recouped by the Administrator in subsequent years.
Prior to July 26, 2004, the Funds, except the Seix Funds, were subject to an administration agreement (the “Administration Agreement”) between the Funds and SEI Investments Global Funds Services (“SEI”). Under the Administration Agreement, SEI was entitled to an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and the RidgeWorth Variable Trust) of 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.
Prior to October 11, 2004, the Predecessor Funds were subject to a separate administration agreement (the “Predecessor Administration Agreement”) between the Predecessor Funds and Investors Bank & Trust Company (“IBT”). Under the Predecessor Administration Agreement, IBT was entitled to a fee, at an annual rate of 0.07% of net assets, but with a minimum annual payment of $100,000 for the four Predecessor Funds together, and reimbursement of out-of-pocket expenses.
THE DISTRIBUTOR
The Trust and Foreside Distribution Services, L.P. (the “Distributor”) are parties to a Distribution Agreement whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. Prior to its acquisition by Foreside Distributors, LLC on August 1, 2007, the Distributor was known as BISYS Fund Services Limited Partnership (“BISYS”). Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor receives an annual fee of $37,500, which will be borne by the Adviser, for the services it performs pursuant to the Distribution Agreement. In addition, the A Shares of the Funds have a distribution and service plan (the “A Plan”), the B Shares of the Funds have a distribution and service plan (the “B Plan”), and the C Shares of the Funds have a distribution and service plan (the “C Plan”).
The Distribution Agreement will continue in effect until August 31, 2007 (the termination date of the prior distribution agreement in place with BISYS). It is expected that prior to August 31, 2007 the Distributor will present a new distribution agreement to the Board for approval. After an initial two year term, the continuance of a distribution agreement must be specifically approved at least annually (i) by the vote of the trustees or by a vote of the shareholders of the funds and (ii) by the vote of a majority of the trustees who are not parties to such distribution agreement or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. A distribution agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the trustees, the distributor, or, with respect to any fund, by a majority of the outstanding shares of that fund, upon 60 days written notice by either party. The Distributor has no obligation to sell any specific quantity of Fund shares.

The following table shows the amount of front-end sales charge that is paid to Investment Consultants (Dealers) as a percentage of the offering price of A Shares:

		More	More	More	More
		than	than	than	than
		$50,000	$100,000	$250,000	$500,000
	Less	but less	but less	but less	but less
	than	than	than	than	than	$1,000,000
Funds	$50,000	$100,000	$250,000	$500,000	$1,000,000	and over*
Seix Global Strategy Fund	4.75%	4.50%	3.50%	2.50%	2.00%	0.00%

*	While investments of more than $1,000,000 are not subject to a front-end sales charge, the Distributor may pay Dealers commissions ranging from 0.25% to 1.00% on such purchases.
A Shares, and C Shares Distribution Plans
The Distribution Agreement and the A Plan adopted by the Trust provide that A Shares of the Funds will pay the Distributor fees for furnishing services related to (a) the distribution and sale of A Shares and (b) the shareholders servicing of A Shares. The table below shows the maximum amount approved by the Board of Trustees as (i) aggregate fees for distribution and shareholder service activities and (ii) the maximum amount of the fee allocated for shareholder servicing.

Maximum Amount of A
Plan Distribution
and Service Fee
	Maximum	Payable for
	A Plan Distribution	Shareholder
Fund	and Service Fee	Services*
Seix Global Strategy Fund	0.35%	0.25%

*	Up to the amounts specified may be used to provide compensation for personal, ongoing servicing and/or maintenance of shareholder accounts with respect to the A Shares of the applicable Fund.
The Board has approved the maximum amounts shown in the table above. However, the Board has currently approved the implementation of only the amounts shown in the table below. Payments under the A Plan may not exceed the amounts shown below unless the Board approves the implementation of higher amounts.

Maximum Amount of A
Plan Distribution
	Current A Plan	and Service Fee
	Distribution and	Allocated for
Fund	Service Fee	Shareholder Services
Seix Global Strategy Fund	0.30%	0.25%
In addition, the Distribution Agreement and the C Plan adopted by the Trust provide that C Shares of the Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to C Shares shareholders or their customers who beneficially own C Shares. In addition, C Shares are subject to a service fee of up to 0.25% of the average daily net assets of the C Shares of the Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.
Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.
The Trust has adopted the A Plan t and the C Plan in each case in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the A Plan and the C Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The A Plan and the C Plan require that quarterly written reports of amounts spent under the A Plan and the C Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The A Plan and the C Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.
There is no sales charge on purchases of C Shares, but C Shares are subject to a contingent deferred sales charge if they are redeemed within five and one years, respectively, of purchase. Pursuant to the Distribution Agreement and the C Plan and C Shares are subject to an ongoing distribution and service fee calculated on the Fund’s aggregate average daily net assets attributable to its C Shares.
Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares and C Shares (purchased prior to August 1, 2005), unless otherwise agreed upon by the Distributor and such broker-dealer.

Annual Payout
	12(b)-1		Annual Payout
	Effective		12(b)-1 Effective
	Immediately	Initial Payment -	in the 13th Month
Fund	(A)*	At Time Of Sale (C)	(C)**
Seix Global Strategy Fund	0.25%	1.00%	1.00%

*	Initial Front End Sales Charge for A Shares ranges from 4.75% maximum to 2.00% depending the breakpoints (outlined in prospectus).

Other than any portion of the sales charges imposed on purchases, and unless otherwise agreed upon by the Distributor and such broker-dealer the Distributor pays broker-dealers selling C Shares purchased beginning August 1, 2005, an initial payment at the time of sale of 1.00% and annual 12(b)-1 payout effective in the 13th month of 1.00%.

**	The Class C Contingent Deferred Sales Charge (“CDSC”) will be waived for certain retirement plan providers (each an “Intermediary”) with whom the Trust has entered into an administrative arrangement under which the Intermediary agrees to provide certain recordkeeping or administrative services. Under such arrangements, the Trust will not pay an upfront commission, rather the Trust shall pay (or cause to be paid) asset-based compensation to the Intermediary of up to 1.00% annually of the average daily net assets of the plan assets invested in Class C shares of the Funds (of which 0.25% consists of the Distribution Plan service fee).
Participation Payment Program
The Adviser, the Subadviser and their affiliates may make payments to certain intermediaries for marketing support services, including business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are made to intermediaries that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Funds attributable to that intermediary, gross or net sales of the Funds attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. The Adviser, the Subadviser and their affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the intermediary.
Beginning with the Statement of Additional Information dated August 1, 2008, the intermediaries (and such intermediaries’ respective affiliates) that received marketing support payments from the Adviser, the Subadviser and their affiliates during the preceding calendar year will be listed in tabular form. Any additions, modifications or deletions to the list of dealers that have occurred since the preceding year-end will not be reflected. You can ask your intermediary about any payments it receives from the Adviser, the Subadviser and their affiliates.
Shareholder Servicing Plans. The Trust has adopted a shareholder service plan for the Classic Institutional U.S. Treasury Securities Money Market Fund’s Corporate Trust Shares (the “Service Plan”). Until August 1, 2005, the Service Plan also applied to the Fund’s Institutional Shares. Under the Service Plan, the Classic Institutional U.S. Treasury Securities Money Market Fund will pay SunTrust Bank (“SunTrust”) a fee of up to 0.25% of the average daily net assets attributable to the Corporate Trust Shares. SunTrust may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.
THE TRANSFER AGENT
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent and dividend paying agent to the Trust.

THE CUSTODIAN
Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian for the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, located at 100 East Broad Street, Columbus, OH 43215, serves as the Trust’s independent registered public accounting firm.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.
TRUSTEES AND OFFICERS OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and the Fund are supervised by the Board under the laws of the Commonwealth of Massachusetts. The Board is responsible for overseeing the Fund. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.
Members of the Board. Set forth below are the names, business addresses, states of residence, dates of birth, positions with the Trust, principal occupations for the last five years and other directorships of public companies held for each of the persons currently serving as Trustees of the Trust. All the members of the Board of Trustees of the Trust are considered independent.

			Principal	Number of
Name, Business		Tern of Office	Occupation(s)	Portfolios in
Address, State of	Position Held	and Length of	During the	Fund Complex	Other
Residence and Date of Birth	with Trust	Time Served	Past 5 Years	Overseen	Directorships Held
Clarence H. Ridley* 3435 Stelzer Road Columbus, OH 43219	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	57	Crawford & Co.; Haverty Furniture Companies
(Georgia)
DOB 06/42

Jeffrey M. Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	COO, Cedar Brook Financial Partners LLC (since 2008), Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	57	None

			Principal	Number of
Name, Business		Tern of Office	Occupation(s)	Portfolios in
Address, State of	Position Held	and Length of	During the	Fund Complex	Other
Residence and Date of Birth	with Trust	Time Served	Past 5 Years	Overseen	Directorships Held
George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996 — October 2006) and Chief Executive Officer (1995 — October 2006) of the Federal Reserve Bank of Atlanta	57	Genuine Parts Company; Oxford Industries

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	57	TSYS ServiceMaster Company;

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	57	WellPoint, Inc; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999 - 2007), The Coca-Cola Company	57	None

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	57	None

*	Prior to May 13, 2008 Mr. Ridley was deemed an “interested person” of the Trust as that term is defined in the 1940 Act because of a material business relationship with the parent of the Adviser. As of May 13, 2008 that material business relationship was terminated.

Board Committees. The Board has established the following committees:
Audit Committee. The Board’s Audit Committee is composed exclusively of independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Ms. McDaniel, Dr. Harris and Messrs. Biggar and Winslow currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met [ ] in the fiscal year ended March 31, 2008.
Governance and Nominating Committee. The Board’s Governance and Nominating Committee is composed exclusively of independent Trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The purposes of the Governance and Nominating Committee are: to evaluate the qualifications of candidates for Trustee and to make recommendations to the Independent trustees and the entire Board with respect to nominations for Trustee membership on the Board when necessary or considered advisable; to review periodically Board governance practices, procedures and operations and to recommend any appropriate changes to the Board; to review periodically the size and composition of the Board and to make recommendations to the Independent Trustees and the Board as to whether it may be appropriate to add to the membership of the Board; to review as necessary the committees established by the Board and to make recommendations to the Board; to review periodically Trustee compensation and any other benefits and to recommend any appropriate changes to the Board and the Independent Trustees; to review periodically and make recommendations regarding ongoing Trustee education and orientation for new Trustees; to make recommendations regarding any self-assessment conducted by the Board; and to review as necessary any other similar matters relating to the governance of the Trust at the request of any Trustee or on its own initiative. While the Governance Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by shareholders. A nomination submission must be sent in writing to the Governance Committee, addressed to the Secretary of the Trust, and must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees. Nomination submissions must also be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. Additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. Messrs. Jobe and Guynn and Dr. Harris currently serve as members of the Governance and Nominating Committee. The Governance and Nominating Committee meets periodically, as necessary, and met [ ] in the fiscal year ended March 31, 2008.
Valuation Committee. The Board has established the Trust’s Valuation Committee, which is composed of two Trustees, as non-voting members, and various representatives of the Trust’s service providers, as appointed by the Board. The Valuation Committee operates under procedures approved by the Board. The principal responsibility of the Valuation Committee is to determine the fair value of securities for which current market quotations are not readily available. The Valuation Committee’s determinations are reviewed by the Board. The Valuation Committee meets periodically, as necessary, and met [ ] in the fiscal year ended March 31, 2008.
Fund Shares Owned by Board Members. As of [July 1], 2008 none of the Trustees or Officers of the Trust owned any shares of the Fund.
Board Compensation. The table below shows the compensation paid to the Trustees during the fiscal year ended March 31, 200[8]. The “Fund Complex” referenced in the table consists of the Trust and the RidgeWorth Funds.

Pension or
Retirement
		Benefits	Estimated
	Aggregate	Accrued as Part	Annual Benefits	Total Compensation From
	Compensation from	of Fund	Upon	the Trust and Fund
Name of Trustee	the Trust ($)[1]	Expenses	Retirement	Complex ($)
Interested Trustees
Clarence H. Ridley		N/A	N/A
Independent Trustees
Jeffrey M. Biggar		N/A	N/A
F. Wendell Gooch[2]		N/A	N/A
George C. Guynn[2]
Sidney E. Harris		N/A	N/A
Warren Y. Jobe		N/A	N/A
Connie McDaniel		N/A	N/A
James O. Robbins[2]		N/A	N/A
Charles D. Winslow		N/A	N/A

[1]	Amounts include payments deferred by Trustees for the fiscal year ended March 31, 2008. The total amount of deferred compensation (including interest) accrued for the Trustees is as follows: Biggar ($ ), Gooch ($ ) and Harris ($ ).

[2]	Mr. Guynn became a Trustee effective January 1, 2007. Mr. Robbins ceased to be a Trustee in October 2007 and Mr. Gooch resigned as a Trustee effective December 31, 2007.
Deferred Compensation Plan. The Board adopted a Deferred Compensation Plan designed to comply with section 409A of the Internal Revenue Code. Pursuant to the Deferred Compensation Plan, each Trustee may elect to defer receipt of between 30% to 100% of his or her aggregate annual compensation from the Trust and the RidgeWorth Funds, and such amount is placed into a deferral account. Deferred amounts accumulate at an earnings rate determined by the return of one or more RidgeWorth Funds as designated by the Trustees. Amounts deferred and accumulated earning on such amounts are unfunded and are general unsecured liabilities of the Trust and the RidgeWorth Funds until paid to the Trustees.
Trust Officers. The executive officers of the Trust, their respective dates of birth, business addresses and principal occupations for the last five years are set forth below. The officers of the Trust who are employees of the Administrator may also serve as officers to one or more mutual funds for which the Administrator or its affiliates act as administrator or transfer agent. None of the officers receive compensation from the Trust for their services. Officers of the Trust are elected annually by the Board and hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

Name, Business		Term of Office
Address	Position(s) Held	and Length	Principal Occupation(s) During the Past
and Date of Birth	with Trust	of Time Served	5 Years
Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One year; since June 2007	Managing Director, Product Manager, RidgeWorth Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (financial services firm) (1994-2004)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President, Chief Compliance Officer Assistant Secretary;	One year; since September 2004, since August 2004, since November 2003 (respectively)	Chief Compliance Officer, Managing Director, RidgeWorth Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000 — 2003)

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer, Chief Financial Officer and Chief Accounting Officer	One year; since March 2007	Senior Vice President (since January 2008), Vice President (May 1994 - January 2008) Citi Fund Services Ohio, Inc.

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One year; since February 2005	Senior Vice President (since January 2008), Senior Counsel (December 2004 - January 2008), Citi Fund Services Ohio, Inc.;; Director and Counsel, Investors Bank & Trust Company (1999-2004)

Kerry Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Assistant Secretary	One year; since February 2008	Vice President (since January 2008), Counsel (July 2007- January 2008), Assistant Counsel (January 2006-July 2007) Citi Fund Services Ohio, Inc.; employee of CitiStreet LLC (June 2004 — May 2005); employee of Fidelity Investment (June 1987 - October 2001)
PURCHASING AND REDEEMING SHARES
Purchases and redemptions of shares of the Equity Funds and Bond Funds may be made on any day the New York Stock Exchange (“NYSE”) is open for business. The Trust reserves the right to open the Bond Funds when the principal bond markets are open for business even if the NYSE is closed. Purchases and redemptions of shares of the Money Market Funds may be made on any day the NYSE and the Federal Reserve Bank of New York (the “Fed”) are open for settlement. The Trust reserves the right to open the Money Market Funds when the Fed is open for settlement and/or the principal bond markets are open for business even if the NYSE is closed. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the Fed and the principal bond markets are closed on the same days that the NYSE is closed except for Good Friday. In addition, the Fed and the principal bond markets are closed on the days that Columbus Day and Veterans Day are observed.

It is currently the Trust’s policy to pay for all redemptions in cash, however, the Trust retains the right to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period. The Board has adopted procedures which permit the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust’s investment portfolios.
The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust reserves the right to postpone payment or redemption proceeds for up to seven days if the redemption would harm existing shareholders. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.
The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or employees of the Adviser. “Immediate Family” means a spouse, mother, father, mother-in-law, father-in-law or children (including step children) age 21 years or under. Currently, the front-end sales charge is waived on A Shares purchased by Trustees or employees of the Adviser and their respective immediate family members.
The Trust will permit an exchange of C Shares of the Fund for A Shares of the same Fund, and will waive any sales charges that would otherwise apply, for those investors who hold C Shares of the Fund as a result of (i) reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the trust department of a bank affiliated with SunTrust or (ii) investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial, or investment advisory capacity is closed.
As of April 30, 2004 (the “Close Date”), shares of the Small Cap Value Equity Fund are no longer available to new investors; existing shareholders may continue to invest in the Fund. An existing shareholder is defined as follows:
•	Individual investors in the Fund on the Close Date;

•	All other for-profit or not-for-profit entities with whom an agreement to offer the Fund had been signed but not funded prior to the Close Date;

•	401(k) plans with whom an agreement to offer the Fund had been signed but not funded prior to the Close Date;

•	Defined benefit plans with whom an agreement to offer the Fund had been signed but not funded prior to the Close Date;

•	Pension plans with whom an agreement to offer the Fund had been signed but not funded prior to the Close Date; and

•	Non-qualified plans with whom an agreement to offer the Fund had been signed but not funded prior to the Close Date.
All of the above referenced shareholders are permitted to make new investments in the Fund. This includes beneficial owners, whether new or existing, of the existing 401(k) plans, defined benefit plans, pension plans and non-qualified plans.

As of August 1, 2005, B Shares are not available for purchase, except through dividend or distribution reinvestments in B Shares and exchanges of B Shares of one Fund for B Shares of another Fund.
Rights of Accumulation. In calculating the appropriate sales charge rate, rights of accumulation allow you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A shares you are currently purchasing.
The funds will combine the value of your current purchases with the current market value of any shares previously purchased for
•	your individual account(s),

•	your spouse’s account(s),

•	joint account(s) with your spouse,

•	your minor children’s trust or custodial accounts.
A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. To be entitled to a reduced sales charge based on shares already owned, you must let the Funds know at the time you make the purchase for which you are seeking the reduction that you qualify for such a reduction. You may be required to provide the Funds with your account number(s), account name(s), and copies of the account statements, and if applicable, the account number(s), account name(s), and copies of the account statements, for your spouse and/or children (and provide the children’s ages). Your financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge. The Funds may amend or terminate this right of accumulation at any time.
Letter of Intent. A Letter of Intent allows you to purchase shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Reinvested dividends or capital gain distributions do not apply toward these combined purchases. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.
You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
DETERMINATION OF NET ASSET VALUE
General Policy. The Fund adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts’ Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except securities traded on NASDQ), including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price, or if such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used.
Money Market Securities and other Debt Securities. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees.
The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time) as provided by an independent pricing service approved by the Trust’s Board of Trustees.
Use of Third-Party Pricing Agents. Pursuant to contracts with the Trust’s Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator. If a security price cannot be obtained from an independent pricing service, the Trust’s accounting agent will seek to obtain a bid price from at least one independent broker.
Investments in other investment companies are valued at their respective daily net asset values.
Amortized Cost Method of Valuation. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security’s value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.
The Fund’s use of amortized cost and the maintenance of the Fund’s net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder’s account and to offset each shareholder’s pro rata portion of such loss or liability from the shareholder’s accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.
TAXES
The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of the Fund or its investors, and the discussion here and in the Trust’s prospectuses is not intended as a substitute for careful tax planning.
Federal Income Tax
This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. In order to qualify for treatment as a regulated investment company (“RIC”) under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain) (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if the Fund owns at least 20% of the voting power of such issuers, or of one or more qualified publicly traded partnerships, or the securities of one or more qualified publicly traded partnerships.
Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), the Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.
If the Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund’s current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.
The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund, and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by the Fund.
With respect to investments in STRIPs, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even thought the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its nets investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
The Fund receives income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. In general, the Fixed Income Funds do not expect to realize net-long term capital gains because the Bond Funds and the portion of such Funds’ distributions are expected to be eligible for the corporate dividends received deduction.
Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Equity Funds may derive capital gains and losses in connection with sales or other dispositions of the Fund’s portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.
The Fund’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. If the Fund participates in a securities lending transaction, to the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to such a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. Such income will also not be qualifying dividends eligible for the dividends received deduction for corporate investors. The Funds expect to use such substitute payments, if any, to satisfy the Fund’s expenses, and therefore expect that their receipt of substitute payments, if any, will not adversely affect the percentage of distributions qualifying as qualified dividend income. Withholding taxes accrued on dividends during the period that any security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders.
Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.
Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.
The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.
If a shareholder that is a tax-exempt investor (e.g., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income (“UBTI”). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion. If a charitable remainder trust incurs any UBTI in a taxable year, all of its net income for the taxable year is subject to federal income tax.
Sale, Redemption or Exchange of Fund Shares
Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.
Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who holds his or her shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, the Fund will be required to withhold, at the applicable withholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service (“IRS”) if the shareholder: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to provide the Fund with certain certifications that are required by the IRS, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).
If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of obligations the interest on which is excludable from gross income, such Fund may pay “exempt interest dividends,” as defined in Section 852(b)(5) of the Code, to its shareholders.
The dividends may be subject to the alternative minimum tax (the “Alternative Minimum Tax”) imposed by Section 55 of the Code. The Alternative Minimum Tax is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s regular tax liability. The Alternative Minimum Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.
Certain foreign corporations engaged in a trade or business in the U. S. will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual’s “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.
The Funds will make annual reports to shareholders of the federal income tax status of all distributions.
In certain cases, the Fund will be required to withhold, at the applicable withholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service (“IRS”) if the shareholder: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to provide the Fund with certain certifications that are required by the IRS, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).
State Taxes
The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to investors and the ownership of shares may be subject to state and local taxes.
Shareholders are urged to consult their tax advisors regarding state and local taxes affecting an investment in shares of the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Foreign Taxes
Dividends and interests received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
If the Fund meets the Distribution Requirement, and if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.
The Fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.
FUND TRANSACTIONS
Brokerage Transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board and oversight of the Adviser, the Subadviser is responsible for placing the orders to execute transactions for each Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. Where possible, the Subadviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. While the

Subadviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available due to reasons described herein.
The money market securities in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Money market and debt securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Certain Funds may also enter into financial futures and option contracts, which normally involve brokerage commissions. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.
Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.
Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.
To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund’s Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.
In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Regulatory Administration has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
PORTFOLIO TURNOVER RATE
Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook.
PORTFOLIO HOLDINGS
The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “CCO”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Fund’s CCO reports quarterly to the Board regarding the implementation of such policies and procedures.
Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s public reference room. Information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330. The Fund’s Annual Reports and Semi-Annual Reports are available, free of charge, on the Trust’s website at www.ridgeworthfunds.com.
The Trust’s website will provide complete portfolio holdings for each series of the Trust, except the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, on the 15th day of each month (or on the next business day should the 15th be other than a business day) as of the end of the most recent month. Complete portfolio holdings for the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund will be provided on the 15th day of each calendar quarter (or on the next business day should the 15th be other than a business day) as of the end of the most recent calendar quarter. Information will remain available until updated.
Portfolio holdings for previous month-ends are available for each series of the Trust. To request this historical information without charge, call 1-888-784-3869, or write to the Trust at RidgeWorth Funds, c/o Foreside Distribution Services, L.P., 100 Summer Street, Suite 1500, Boston, MA 02110.
In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as S&P and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Trust may also disclose the portfolio holdings to broker-dealers and/or pricing services in order to allow the Funds to accurately price and potentially sell portfolio securities. The Trust’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.
The Trust requires any third party receiving non-public holdings information to enter into a Confidentiality Agreement with the Adviser. The Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept secret and confidential and that such information will be used solely for the purpose of analysis and evaluation of the Funds. Specifically, the Confidentiality Agreement prohibits anyone in possession of non-public portfolio holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform the analysis or evaluation of the Funds.
Currently, the Trust has arrangements to provide additional disclosure of portfolio holdings information on a monthly basis with no lag time to the following third parties: ABN-AMRO, Advest, Inc., AG Edwards & Sons, Inc., Banc of America Securities, LLC, BB&T Capital Markets, Bear Stearns & Co, Inc., BMO Nesbit Burns, Buckingham Research Group, Inc., Cantor Fitzgerald & Co., Credit Suisse First Boston, LLC, Davenport & Company, LLC, Empirical Research Partners, Ferris Baker Watts, Inc., Freidman, Billings, Ramsey & Co., Inc., FTN Financial, Janney Montgomery Scott, LLC, JP Morgan Securities, Inc., Lehman Brothers, Inc., McDonald Investments, Inc., Merrill Lynch Pierce Fenner & Smith, Inc., FTN Midwest Research, Moody’s Investors Service, Morgan Keegan & Co., Inc., Oppenheimer & Company, Piper Jaffray & Co., Raymond James Financial, Inc., RBC Dain Rauscher, Inc, Robert W. Baird & Co., Smith Barney, Starboard Capital Markets, LLC, Sterne, Agee & Leach, Inc., UBS Financial Services, Inc., and Wachovia Bank, N.A., Zions First National Bank, N.A.

Currently, the Trust has arrangements to provide additional disclosure of complete portfolio holdings information on a quarterly basis with no lag to the following third parties: Aon Consulting, Inc., Callan Associates, Inc., Colonial Consulting, Inc., CRA Business Strategies Group, Gabriel Roder, Smith & Co., New England Pension Consultants, Prime Buchholz & Associates, Inc., Towers Perrin HR Services, Watson Wyatt Investment Consulting, Inc., Wilshire Associates Incorporated.
Currently, the Trust has arrangements to provide additional disclosure of complete portfolio holdings information on a weekly basis with a lag time of 7 days to S&P.
In addition, the Trust’s service providers, such as the custodian, administrator and transfer agent, may receive portfolio holdings information in connection with their services to the Funds. Financial printers, proxy voting service providers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.
No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipient of the Fund’s portfolio holdings information.
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.
VOTING RIGHTS
Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach or maintain a viable size or for some other extraordinary reason.
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
SHAREHOLDER LIABILITY
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
CODES OF ETHICS
The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Subadviser, and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust, the Adviser and the Subadviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser and Subadviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor’s Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC and are available to the public.
PROXY VOTING
The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, summaries of which are included in Appendix B to this SAI.
Information regarding how the Fund’s voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Fund’s proxy voting record, along with the Fund’s full proxy voting policies and procedures, is available on the Fund’s website at www.ridgeworthfunds.com, , without charge upon request by calling 1-888-784-3863 or by writing to the Funds at RidgeWorth Funds, c/o BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. The Fund’s proxy voting record is also available on the SEC’s website at www.sec.gov.

5% AND 25% SHAREHOLDERS
As of [ ], 2008 no persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund.
FINANCIAL STATEMENTS
The financial statements for the Trust’s fiscal year ended March 31, 2007, including notes thereto and the reports of PricewaterhouseCoopers LLP thereon, are incorporated into this Statement of Additional Information by reference from the 2007 Annual Report to Shareholders. Copies of the 2007 Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

APPENDIX A

DESCRIPTION OF RATINGS
The following descriptions are summaries of published ratings.
Description of Commercial Paper Ratings

A-1	This is the highest category by Standard & Poor’s Ratings Group (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1	Issues rated Prime-1 (or supporting institutions) by Moody’s Investor Services, Inc. (“Moody’s”) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.
The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. (“Fitch”). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.
Description of Municipal Note Ratings
Moody’s highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.
An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
-	Amortization Schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

-	Source of Payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.
Description of Corporate Bond Ratings
S&P
Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody’s
Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.
Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating. Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for the bank deposits for the country in which the branch is located.
When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.
Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.
Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.
Fitch
Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.
Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
Thomson
Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

Long-Term Rating Scales Comparison
Investment Grade

Moody’s	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3
S&P	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-
Comp	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-
Fitch	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-
DBRS	AAA	AAH	AA	AAL	AH	A	AL	BBBH	BBB	BBBL
R&I	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-
JCR	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-
MI	AAA	n/a	AA	n/a	n/a	A	n/a	n/a	BBB	n/a
Non-Investment Grade

Moody’s	Ba1	Ba2	Ba3	B1	B2	B3	Caa1	Caa2	Caa3	Ca	C	n/a
S&P	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	CC	C	D
Comp	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	CC	C	DDD
Fitch	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	CC	C	D
DBRS	BBH	BB	BBL	BH	B	BL	CCCH	CCC	CCCL	CC	C	D
R&I	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	CC+	CC	CC-
JCR	BB+	BB	BB-	B+	B	B-	n/a	CCC	n/a	CC	C	D
MI	n/a	BB	n/a	n/a	B	n/a	n/a	CCC	n/a	CC	n/a	DDD

Short Term Rating Scales Comparison
Investment Grade

Moody’s	P-1	P-2	P-3
S&P	A-1+, A-1	A-2	A-3
Fitch	F-1+, F-1	F-2	F-3
DBRS	R-1 (high), R-1 (mid), R-1 (low)	R-2 (high), R-2 (mid), R-2 (low)	R-3 (high), R-3 (mid), R-3 (low) **
R&I	a-1+, a-1 *	a-2 *	a-3 *
JCR	J-1+, J-1	J-2	J-3
MI	M-1	M-2	M-3
Non-Investment Grade

Moody’s	NP	n/a		n/a		n/a
S&P	B, B-1, B-2, B-3	C		D		n/a
Fitch	B	C		D		n/a
DBRS	n/a	n/a		n/a		n/a
R&I	b *	c	*	n/a		n/a
JCR	NJ	n/a		n/a		n/a
MI	M-4 *	M-5	*	M-6	*	M-D	*

*	Not Classified Investment Grade or Non-Investment Grade

**	Classified as Non-Investment Grade

APPENDIX B

B-1

RIDGEWORTH CAPITAL MANAGEMENT, INC. PROXY DISCLOSURE TO THE
RIDGEWORTH FUNDS SHAREHOLDERS
Dear Shareholders:
Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, RidgeWorth Capital Management, Inc. (“RidgeWorth”), is authorized to vote proxies on behalf of the RidgeWorth Funds.
The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.
The RidgeWorth Funds’ board has delegated voting authority to RidgeWorth and accordingly has adopted RidgeWorth’s proxy voting policies.
RidgeWorth’s existing Proxy Voting Committee (“Committee”) is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting administration servicing agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most established and capable proxy voting servicing agencies in the industry and chose to hire the Institutional Shareholder Services division (“ISS”) of Risk Metrics Group as RidgeWorth’s agent to assist us with meeting the administrative, clerical, functional, and recordkeeping aspects of our fiduciary obligations.
Several of the determining factors in choosing ISS as an agent to provide such services included its excellent research tools and advanced, state of the art technical capabilities and large scale system support required to accommodate an advisor of our size.
The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions. Management believes that it is in the best interest of shareholders to abstain from voting shares of securities held in the RidgeWorth International Equity 130/30 Fund in countries that participate in share blocking.
To address material conflicts of interest, as defined by SEC regulations, involving RidgeWorth relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.
Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on RidgeWorth’s, SunTrust Banks, Inc. (“SunTrust”) or a related SunTrust affiliate’s board of directors or (2) where an issuer has substantial banking or other financial relationships with RidgeWorth and/or SunTrust, or a SunTrust affiliate.
If the Committee engages an independent fiduciary voting service to perform the voting analysis, ISS, as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. RidgeWorth will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.
Please be assured that although RidgeWorth has engaged ISS to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. RidgeWorth will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.
Further information, such as copies of RidgeWorth’s Proxy Policies and Procedures and voting records of the RidgeWorth Funds, may be obtained without charge by contacting the RidgeWorth Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.ridgeworthfunds.com. The policies and procedures are also available in the RidgeWorth Funds’ Statement of Additional Information. Actual voting records will also be filed and available on the SEC’s website.
Again, please know that, as with all matters relating to the RidgeWorth Funds, we at RidgeWorth take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.
Regards,
RidgeWorth Capital Management, Inc.
RidgeWorth Capital Management, Inc. Proxy Policy
RidgeWorth Capital Management, Inc. (“RidgeWorth”) has a Proxy Committee (“Committee”) that is responsible for establishing policies and a procedure designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.
After an extensive review of established service providers including size, experience and technical capabilities, RidgeWorth contracted with the Institutional Shareholder Services (“ISS”) of Risk Metrics Group as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:
1.	The collection and coordination of proxy material from each custodian for each RidgeWorth client’s account, including RidgeWorth’s managed fund clients.

2.	The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each RidgeWorth client’s accounts, including RidgeWorth’s fund clients, in accordance with RidgeWorth’s proxy policies and the Committee’s direction.

3.	Required record keeping and voting record retention of all RidgeWorth proxy voting on behalf RidgeWorth’s clients, including RidgeWorth’s fund clients.
As reflected in RidgeWorth’s proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.
The Committee will retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, this information will be communicated to ISS as RidgeWorth’s agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS’ capabilities as agent for the administerial services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.
An Independent, Objective Approach to Proxy Issues
In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all RidgeWorth discretionary investment management clients and RidgeWorth managed funds, such as the RidgeWorth Funds.
As indicated above, the Committee utilizes the services of ISS, an independent third party agent, to assist with facilitating the administrative, clerical, functional and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations. Accordingly, RidgeWorth maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.
RidgeWorth provides and maintains the following standard proxy voting policies:
•	RidgeWorth U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts)

•	RidgeWorth Taft Hartley Proxy Policy

•	RidgeWorth Global/International Proxy Policy
These policies are available as described below. Both brief and extended summaries are available for the RidgeWorth Taft Hartley Proxy Policy and the RidgeWorth Global/International Proxy Policy.
The Committee’s process includes a review and evaluation of relevant, information related to the issuer’s proxy, applying the firm’s proxy voting policy in a prudent and appropriate manner ensuring votes are cast in the best interest of our clients.
Under the RidgeWorth Global/International Proxy Policy the Committee generally votes in a manner similar to that recommended by ISS for an account’s international holdings including, to the extent permitted by law, ERISA accounts international holdings.* In this regard the Committee has reviewed and will monitor ISS’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Exceptions to Policy
The RidgeWorth Proxy Policies and guidelines as outlined herein generally will not be applied where RidgeWorth has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs, and funds.
In those situations proxy votes cast by the subadvisor will be governed by the subadvisor’s proxy voting policies and procedures.
Conflicts of Interest
Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its subsidiaries, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.
Examples of material conflicts of interest which may arise could include those where the shares to be voted involve:
1.	Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either RidgeWorth or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of RidgeWorth or SunTrust Banks, Inc. or any of its affiliates.

3.	An issuer having substantial and numerous banking, investment or other financial relationships with RidgeWorth, SunTrust Banks, Inc. or its affiliates.

4.	A director or senior officer of RidgeWorth or SunTrust Banks, Inc. serving on the board of a publicly held company.

5.	A direct common stock ownership position of five percent (5%) or greater held individually by RidgeWorth or in conjunction with SunTrust Banks, Inc. and/or its affiliates
Although RidgeWorth utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:
1.	Retain an independent fiduciary to vote the shares.

2.	Send the proxy material to the client (in the case of mutual funds, the funds’ shareholders) so he or she may vote the proxies.
Although RidgeWorth does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program
RidgeWorth also manages assets for several clients (including mutual funds, such as the RidgeWorth Funds) who engage in “security lending” programs. A typical security lending program such as the “RidgeWorth Securities Lending Program” is where the clients or funds lend equities and/or fixed-income assets from their accounts or portfolio to various approved-broker-dealers against cash collateral (102% of loan value) and earn incremental income by: 1.) extracting intrinsic value from each loan; and, 2.) generating investment income through reinvestment activities involving cash collateral. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of recalling the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager’s desire to retain the position in the portfolio. and that the entire position of loaned shares’ votes would not significantly affect the overall voting outcome. The Committee will rely on the portfolio manager’s input to make such decisions. Furthermore, absent compelling economic and/or security related research or news, the Committee will generally not consider recalling shares unless total beneficial ownership under management is greater than 4.55%
Under the current RIdgeWorth Securities Lending Program, RidgeWorth is required to notify the Custodian to recall securities on loan 10 business days prior to the record date or as soon as reasonably possible thereafter if RidgeWorth wishes to vote proxy on the securities so as to ensure that they are in Custodian’s possession by the voting deadline.
Additional Information
RidgeWorth clients:
Extended summaries of RidgeWorth Capital Management, Inc.’s U.S. Domestic Proxy Policy (includes ERISA related accounts,) Taft Hartley Proxy Policy, and Global/International Proxy Policy and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact RidgeWorth Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@ridgeworth.com.
RidgeWorth Funds and STI Classic Variable Trust shareholders:
Shareholders of the RidgeWorth Funds or the STI Classic Variable Trust may access this information by contacting the RidgeWorth by telephone at 1-888-784-3863 or by visiting www.ridgeworthfunds.com.
•	Management believes that it is in the best interest of shareholders to abstain from voting shares in countries that participate in share blocking.

Proxy Voting Policies DATED 03/31/2008
RIDGEWORTH Capital Management, Inc.

1. 0.	Operational Items	Adjourn Meeting	To provide management with the authority to adjourn an annual or special meeting.	F

1.1.	Operational Items	Amend Quorum Requirements	To reduce quorum requirements for shareholder meetings below a majority of the shares outstanding
A

1.2.	Operational Items	Amend Minor Bylaws	To make housekeeping changes (updates or corrections) to bylaw or charter	F

1.3.	Operational Items	Change Company Name	To change the corporate name	F

1.4.	Operational Items	Date, Time, or Location of Annual Meeting	Management proposals to change the date/time/location of the annual meeting	F

1.5.	Operational Items	Date, Time, or Location of Annual Meeting	Shareholder proposals To change the date/time/location of the annual meeting	A

1.6.	Operational Items	Auditors	To ratify auditors (except as described below)	F

1.6.a	Operational Items	Auditors	To ratify auditors if non-audit fees (tax and other) exceed audit and audit related fees combined. In circumstances where “Other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which ISS determines to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.	A

1.7.	Operational Items	Auditors	Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services	A

1.8.	Operational Items	Auditors	Shareholder proposals to require audit firm rotation	A

1.9.	Operational Items	Transact Other Business	To approve other business when it appears as voting item	A

2. 0.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees who are not described below
F

2.1.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees who have Implemented or renewed a dead-hand or modified dead-hand poison pill unless a shareholder vote will occur within twelve months of its adoption or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO
W

2.2.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees who have ignored a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
W

2.3.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees who have failed to act on takeover offers where the majority of the shareholders tendered their shares
W

2.4.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees who enacted egregious corporate governance policies or failed to replace management as appropriate
W

2.5.	Board of Directors	Age Limits	To limit the tenure of outside directors either through term limits or mandatory retirement ages.	A

2.6.	Board of Directors	Board Size	To fix the board size or designate a range for the board size	F

2.7.	Board of Directors	Board Size	To give management the ability to alter the size of the board outside of a specified range without shareholder approval	A

2.8.	Board of Directors	Classification/Declassification of the Board	Management and shareholder proposals to classify the board	C

2.9.	Board of Directors	Classification/Declassification of the Board	Management and shareholder proposals to repeal classified boards and to elect all directors annually.	F

2.10.	Board of Directors	Cumulative Voting	To eliminate cumulative voting.	F

2.11.	Board of Directors	Cumulative Voting	To restore or permit cumulative voting.	A

2.12.	Board of Directors	Director and Officer Indemnification and Liability Protection	Proposals on director and officer indemnification and liability protection not particularly described below.	C

2.13.	Board of Directors	Director and Officer Indemnification and Liability Protection	To eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.	A

2.14.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	A

2.15.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.	F

2.16.	Board of Directors	Establish/ Amend Nominee Qualifications	To establish or amend director qualifications	A

2.17.	Board of Directors	Establish/ Amend Nominee Qualifications	Shareholder proposals requiring two candidates per board seat	A

2.18.	Board of Directors	Filling Vacancies/Removal of Directors	To provide that directors may be removed only for cause.	A

2.19.	Board of Directors	Filling Vacancies/Removal of Directors	To restore shareholder ability to remove directors with or without cause.	F

2.20.	Board of Directors	Filling Vacancies/Removal of Directors	To provide that only continuing directors may elect replacements to fill board vacancies.	A

2.21.	Board of Directors	Filling Vacancies/Removal of Directors	To permit shareholders to elect directors to fill board vacancies.	F

2.22.	Board of Directors	Independent Chairman (Separate Chairman/CEO)	To recommend that the positions of chairman and CEO be combined.	C

2.23.	Board of Directors	Independent Chairman (Separate Chairman/CEO	To recommend that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals.	A

2.24.	Board of Directors	Majority of Independent Directors/Establishment of Committees	Shareholder proposals to require that a majority or more of directors be independent	F

2.25.	Board of Directors	Majority of Independent Directors/Establishment of Committees	Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors	F

2.26.	Board of Directors	Open Access	Shareholder proposals asking for open access	A

2.27.	Board of Directors	Stock Ownership Requirements	Shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

2.28.	Board of Directors	Stock Ownership Requirements	Shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards)	A

2.29.	Board of Directors	Term Limits	Shareholder or management proposals to limit the tenure of outside directors	A

2.30.	Board of Directors	Majority Voting Standard	Shareholder proposals requesting a majority voting standard on election of directors	F

3. 0.	Proxy Contests	Voting for Director Nominees in Contested Elections	Votes in a contested election of directors	C

3.1.a	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

3.1.b	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (unless described above)	A

3.2.	Proxy Contests	Confidential Voting	Shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election	A

3.3.	Proxy Contests	Confidential Voting	Management proposals to adopt confidential voting.	A

4. 0.	Antitakeover Defenses and Voting Related Issues	Advance Notice Requirements for Shareholder Proposals/Nominations	Advance notice proposals	F

4.1.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board exclusive authority to amend the bylaws	F

4.2.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board the ability to amend the bylaws in addition to shareholders	F

4.3.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals that ask a company to submit its poison pill for shareholder ratification	F

4.4.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals asking that any future pill be put to a shareholder vote	F

4.5.a	Antitakeover Defenses and Voting Related Issues	Poison Pills	Management proposals to ratify a poison pill if a Company is trading below book value and plan contains a reasonable “qualifying off” clause (i.e. is chewable)	F

4.5.b	Antitakeover Defenses and Voting Related Issues	Poison Pills	Management proposals to ratify a poison pill (except as described above)	A

4.6.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To restrict or prohibit shareholder ability to take action by written consent	A

4.7.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To allow or make easier shareholder action by written consent	F

4.8.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To restrict or prohibit shareholder ability to call special meetings.	A

4.9.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To remove restrictions on the right of shareholders to act independently of management.	F

4.10.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To require a supermajority shareholder vote pertaining to issues other than election of directors.	A

4.11.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To lower supermajority vote requirements pertaining to issues other than election of directors.	F

5. 0.	Mergers and Corporate Restructurings	Appraisal Rights	To restore, or provide shareholders with, rights of appraisal.	A

5.1.	Mergers and Corporate Restructurings	Asset Purchases	On asset purchase proposals	C

5.2.	Mergers and Corporate Restructurings	Asset Sales	Asset sales	C

5.3.	Mergers and Corporate Restructurings	Bundled Proposals	Bundled or “conditioned” proxy proposals	C

5.4.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, absent penalties or likely bankruptcy.	C

5.5.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.	F

5.6.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, absent likely bankruptcy.	C

5.7.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan where bankruptcy is likely if the transaction is not approved	F

5.8.	Mergers and Corporate Restructurings	Formation of Holding Company	To form a holding company	C

5.9.	Mergers and Corporate Restructurings	Going Private Transactions (LBOs and Minority Squeeze outs)	To make the company private rather than public	C

5.10.	Mergers and Corporate Restructurings	Joint Ventures	To form joint ventures	C

5.11.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is not likely	C

5.12.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is likely	F

5.13.	Mergers and Corporate Restructurings	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition	To merge with or acquire another company	C

5.14.	Mergers and Corporate Restructurings	Private Placements/Warrants/Convertible Debentures	To issue a private placement security when bankruptcy is not likely	C

5.15.	Mergers and Corporate Restructurings	Private Placements/Warrants/Convertible Debentures	To issue a private placement security when bankruptcy is likely	F

5.16.	Mergers and Corporate Restructurings	Spin-offs	To spin off a unit or line of business	C

5.17.	Mergers and Corporate Restructurings	Value Maximization Proposals	To maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.	C

6. 0.	State of Incorporation	Control Share Acquisition Provisions	To opt out of control share acquisition statutes	F

6.1.	State of Incorporation	Control Share Acquisition Provisions	To amend the charter to include control share acquisition provisions.	A

6.2.	State of Incorporation	Control Share Acquisition Provisions	To restore voting rights to the control shares.	F

6.3.	State of Incorporation	Control Share Cash out Provisions	To opt out of control share cash out statutes.	F

6.4.	State of Incorporation	Disgorgement Provisions	To opt out of state disgorgement provisions.	F

6.5.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions	C

6.6.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.	A

6.7.	State of Incorporation	Freeze Out	proposals to opt out of state freeze out provisions	F

6.8.	State of Incorporation	Greenmail	To adopt anti greenmail charter of bylaw amendments	F
Or otherwise restrict a company’s ability to make greenmail payments.

6.9.	State of Incorporation	Greenmail	To adopt anti greenmail proposals when they are bundled with other charter or bylaw amendments.	F

6.10.	State of Incorporation	Reincorporation Proposals	To change a company’s state of incorporation	C

6.11.	State of Incorporation	Stakeholder Provisions	To consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.	A

6.12.	State of Incorporation	State Anti takeover Statutes	To opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).	C

7. 0.	Capital Structure	Adjustments to Par Value of Common Stock	Management proposals to reduce or eliminate the par value of common stock.	F

7.1.	Capital Structure	Common Stock Authorization	To increase the number of shares of common stock authorized for issuance	C

7.2.	Capital Structure	Common Stock Authorization	To increase the number of authorized shares of the class of stock that has superior voting rights.	C

7.3.	Capital Structure	Common Stock Authorization	To approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain	F

7.4.	Capital Structure	Dual-class Stock	Proposals to create a new class of common stock with superior voting rights	A

7.5.	Capital Structure	Dual-class Stock	To create a new class of nonvoting or sub-voting common stock if:	F

· It is intended for financing purposes with minimal or no dilution to current shareholders

· It is not designed to preserve the voting power of an insider or significant shareholder

7.6.	Capital Structure	Issue Stock for Use with Rights Plan	To increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).	A

7.7.	Capital Structure	Preemptive Rights	Shareholder proposals that seek preemptive rights	C

7.8.	Capital Structure	Preferred Stock	To authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).	A

7.9.	Capital Structure	Preferred Stock	To create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).	F

7.10.	Capital Structure	Preferred Stock	To authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable	F

7.11.	Capital Structure	Preferred Stock	To increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.	A

7.12.	Capital Structure	Preferred Stock	To increase the number of blank check preferred shares	A

7.13.	Capital Structure	Recapitalization	Recapitalizations (reclassifications of securities)	C

7.14.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced	F

7.15.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split to avoid delisting.	F

7.16.	Capital Structure	Reverse Stock Splits	To implement a reverse stock splits that do not proportionately reduce the number of shares authorized or considered “going dark” transactions.	C

7.17.	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms	F

7.17.a	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which derivatives may be utilized	C

7.18.	Capital Structure	Stock Distributions: Splits and Dividends	Management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance	F

7.19.	Capital Structure	Tracking Stock	To authorize the creation of tracking stock	C

8.0.	Executive and Director Compensation	Executive Compensation	To approve executive compensation plans or plan amendments.	C

8.1.	Executive and Director Compensation	Executive Compensation	To approve compensation plans that expressly permit the re-pricing of underwater stock options without shareholder approval.	A

8.2.	Executive and Director Compensation	Executive Compensation	Plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance	A

8.3.	Executive and Director Compensation	Director Compensation	Plans for directors	C

8.4.a	Executive and Director Compensation	Stock Plans in Lieu of Cash	Plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock if conversion price is greater than 90% of fair market value.	F

8.4.b	Executive and Director Compensation	Stock Plans in Lieu of Cash	Plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock (unless as described above)	A

8.5.	Executive and Director Compensation	Stock Plans in Lieu of Cash	Plans which provide a dollar-for-dollar cash for stock exchange	F

8.6.	Executive and Director Compensation	Stock Plans in Lieu of Cash	Plans which do not provide a dollar-for-dollar cash for stock exchange	A

8.7.	Executive and Director Compensation	Director Retirement Plans	Retirement plans for non-employee directors.	A

8.8.	Executive and Director Compensation	Director Retirement Plans	Shareholder proposals to eliminate retirement plans for non-employee directors	F

8.9.	Executive and Director Compensation	Management Proposals Seeking Approval to Re-price Options	On management proposals seeking approval to re-price options	A

8.10.	Executive and Director Compensation	Voting on Compensation	Shareholder proposals to submit executive compensation to a vote.	A

8.11.	Executive and Director Compensation	Employee Stock Purchase Plans	Employee stock purchase plans not described below	C

8.12.	Executive and Director Compensation	Employee Stock Purchase Plans	Employee stock purchase plans where all of the following apply. Purchase price is at least 85 percent of fair market value. Offering period is 27 months or less	F

8.13.	Executive and Director Compensation	Employee Stock Purchase Plans	Employee stock purchase plans where any of the following apply. Purchase price is less than 85 percent of fair market value, or Offering period is greater than 27 months	A

8.14.	Executive and Director Compensation	Incentive Bonus Plans and Tax Deductibility Proposals	Simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
			Section 162(m).	F

8.15.	Executive and Director Compensation	Incentive Bonus Plans and Tax Deductibility Proposals	To add performance goals to existing compensation plans to comply with the provisions of Section 162(m)	F

8.16.	Executive and Director Compensation	Incentive Bonus Plans and Tax Deductibility Proposals	Plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m)	F

8.17.	Executive and Director Compensation	Incentive Bonus Plans and Tax Deductibility Proposals	Cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.	F

8.18.	Executive and Director Compensation	Employee Stock Ownership Plans (ESOPs)	To implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)	F

8.19.	Executive and Director Compensation	401(k) Employee Benefit Plans	To implement a 401(k) savings plan for employees.	F

8.20.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking additional disclosure of executive and director pay information,	A

8.21.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.	A

8.22.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals requiring director fees be paid in stock only	A

8.23.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals to put option re-pricings to a shareholder vote	F

8.24.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	For all other shareholder proposals regarding executive and director pay	C

8. 25	Executive and Director Compensation	Performance-Based Stock Options	Shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).	C

8.26.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification	A

8.27.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Proposals to ratify or cancel golden parachutes.	C

8.28.	Executive and Director Compensation	Pension Plan Income Accounting	Shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation	F

8.29.	Executive and Director Compensation	Supplemental Executive Retirement Plans (SERPs)	Shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote	A

8.31.	Executive and Director Compensation	Equity Based Compensation Plans	Management proposals for equity plans	C

8.32	Executive and Director Compensation	Transferable Stock Options	Management and shareholder proposals for new on-going Transferable Stock option plans if the total cost of the company’s equity plans is less than the company’s allowable cap.	F

9. 0.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY:	To phase out the use of animals in product testing	A
Animal Rights

9.1.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY:	Report on animal welfare	A
Animal Rights

9.2.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY:	Adopt animal welfare policy	A
Animal Rights

9.3.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY:	To implement price restraints on pharmaceutical products	A

Drug Pricing

9.4.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Reimportation	Proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation or proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation	A

9.5.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Genetically Modified Foods	To voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.	A

9.6.	Social and Environmental Issues	Genetically Modified Foods	A report on the feasibility of labeling products containing GE ingredients	A

9.7.	Social and Environmental Issues	Genetically Modified Foods	A report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds	A

9.8.	Social and Environmental Issues	Genetically Modified Foods	Report on the health and environmental effects of genetically modified organisms (GMOs)	A

9.9.	Social and Environmental Issues	Genetically Modified Foods	To completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients	A

9.10.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY:	Reports on a company’s policies aimed at curtailing gun violence in the United States	A

Handguns

9.11.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY:	Reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations	A

HIV/AIDS

9.12.	Social and Environmental Issues	HIV/AIDS	To establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries	A

9.13.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY:	Reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight,	A

Predatory Lending

9.14.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Tobacco	Proposals seeking stronger product warnings	A

9.15.	Social and Environmental Issues	Tobacco	Proposals asking that the company’s operating facilities be smoke-free	A

9.16.	Social and Environmental Issues	Tobacco	Proposals dealing with product placement in stores or advertising to youth.	A

9.17.	Social and Environmental Issues	Tobacco	Proposals asking the company to cease production of tobacco-related products or cease selling products to tobacco companies.	A

9.18.	Social and Environmental Issues	Tobacco	Proposals to spin-off tobacco-related businesses:	A

9.19.	Social and Environmental Issues	Tobacco	Proposals prohibiting investment in tobacco equities.	A

9.20.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY:	Proposals requesting that a company discloses its policies related to toxic chemicals, proposals requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, or proposals requiring that a company reformulate its products within a certain timeframe.	A

Toxic Chemicals

9.21.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Requests for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR)	A

Arctic National Wildlife Refuge

9.22.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Proposals to adopt the CERES Principles	A

CERES Principles

9.23.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Proposals requests reports assessing economic risks of environmental pollution or climate change or reports outlining potential environmental damage from operations in protected regions, including wildlife refuges.	A

Environmental-Economic Risk Report

9.24.	Social and Environmental Issues	Environmental Reports	Proposals for reports disclosing the company’s environmental policies.	A

9.25.	Social and Environmental Issues	Nuclear Safety	Proposals requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods	A

9.26.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Proposals to make reports on the level of greenhouse gas emissions from the company’s operations and products.	A

Global Warming

9.27.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Proposals to adopt a comprehensive recycling strategy	A

Recycling

9.28.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Proposals to invest in renewable energy sources.	A

Renewable Energy

9.29.	Social and Environmental Issues	Renewable Energy	Requests for reports on the feasibility of developing renewable energy sources	A

9.30.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Proposals to make report on its policies and practices related to social, environmental, and economic sustainability	A

Sustainability Report

9.31.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Report on energy efficiency	A

Efficiency Report

9.32.	Social and Environmental Issues	ENVIRONMENT AND ENERGY:	Proposals requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets	A

Kyoto Protocol

9.33.	Social and Environmental Issues	LAND USE	Proposals that request the disclosure of detailed information on a company’s policies related to land use or development	A

9.34.	Social and Environmental Issues	CAFOs	Proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs)	A

9.35.	Social and Environmental Issues	GENERAL CORPORATE ISSUES:	Proposals to affirm political nonpartisanship in the workplace	A

Charitable/Political Contributions

9.36.	Social and Environmental Issues	Charitable/Political Contributions	Proposals to report or publish in newspapers the company’s political and/or charitable contributions	A

9.37.	Social and Environmental Issues	Charitable/Political Contributions	Proposals to prohibit the company from making political contributions	A

9.38.	Social and Environmental Issues	Charitable/Political Contributions	Proposals to restrict the company from making charitable contributions	A

9.39.	Social and Environmental Issues	Charitable/Political Contributions	Proposals to publish a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company	A

9.40.	Social and Environmental Issues	GENERAL CORPORATE ISSUES:	Proposals to review ways of linking executive compensation to social factors	A

Link Executive Compensation to Social Performance

9.41.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS:	Proposals to implement the China Principles.	A

China Principles

9.42.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS:	Proposals to make reports detailing the company’s operations in a particular country and steps to protect human rights	A

Country-specific human rights reports

9.43.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS:	Proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring	A

International Codes of Conduct/Vendor Standards

9.44.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS:	Proposals to endorse or increase activity on the MacBride Principles.	A

MacBride Principles

9.45.	Social and Environmental Issues	MILITARY BUSINESS: Foreign Military Sales/Offsets	Proposals to make reports on foreign military sales or offsets.	A

9.46.	Social and Environmental Issues	MILITARY BUSINESS: Landmines and Cluster Bombs	Proposals asking the company to renounce future involvement in antipersonnel landmine production	A

9.47.	Social and Environmental Issues	MILITARY BUSINESS: Nuclear Weapons	Proposals asking the company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts	A

9.48.	Social and Environmental Issues	MILITARY BUSINESS: Operations in Nations Sponsoring Terrorism (Iran)	Proposals asking the company to appoint a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran,	A

9.49.	Social and Environmental Issues	MILITARY BUSINESS: Spaced-Based Weaponization	Proposals asking the company to make reports on a company’s involvement in spaced-based weaponization	A

9.50.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Requests for reports on the company’s efforts to diversify the board	A

9.51.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Proposals asking the company to increase the representation of women and minorities on the board	C

9.52.	Social and Environmental Issues	WORKPLACE DIVERSITY: Equal Employment Opportunity (EEO)	Proposals to increase regulatory oversight of EEO programs	A

9.53.	Social and Environmental Issues	WORKPLACE DIVERSITY: Glass Ceiling	To increase regulatory oversight of EEO programs and Glass Ceiling proposals	A

9.54.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Exclude reference to sexual orientation from the EEO statement	A

9.55.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Proposals to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation	A

9.56.	Social and Environmental Issues	Sexual Orientation	Proposals to extend company benefits to or eliminate benefits from domestic partners	A

9.57	Social and Environmental Issues	Outsourcing	Proposals asking for companies to report on the risks associated with outsourcing or offshoring.	A

9.58	Social and Environmental Issues	Community Impact Assessment	Proposals asking for reports outlying the potential community impact of company operations in specific regions.	A

9.59	Social and Environmental Issues	Internet Privacy and Censorship	Proposals requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.	F

10. 0	Mutual Fund Proxies	Election of Directors	Director nominees who are not described below	F

10.1.	Mutual Fund Proxies	Election of Directors	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years	W

10.2.	Mutual Fund Proxies	Convert Closed-end Fund to Open-end Fund	Conversion Proposals	C

10.3.	Mutual Fund Proxies	Proxy Contests	Proxy Contests	C

10.4.	Mutual Fund Proxies	Investment Advisory Agreements	Investment Advisory Agreements	F

10.5.	Mutual Fund Proxies	Approve New Classes or Series of Shares	The establishment of new classes or series of shares.	F

10.6.	Mutual Fund Proxies	Change Fundamental Restriction to Nonfundamental Restriction	Proposals to change a fund’s fundamental restriction to a non fundamental restriction	C

10.7.	Mutual Fund Proxies	Change Fundamental Investment Objective to Nonfundamental	Proposals to change a fund’s fundamental investment objective to a non fundamental investment objective	C

10.8.	Mutual Fund Proxies	Name Change Proposals	Name change proposals.	F

10.9.	Mutual Fund Proxies	Change in Fund’s Sub classification	To change a fund’s sub-classification	F

10.10.	Mutual Fund Proxies	Disposition of Assets/Termination/Liquidation	To dispose of assets, liquidate or terminate the fund	F

10.11.	Mutual Fund Proxies	Changes to the Charter Document	To make changes to the charter document	C

10.12.	Mutual Fund Proxies	Changes to the Charter Document	Removal shareholder approval requirement to reorganize or terminate the trust or any of its series	F

10.13.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement for amendments to the new declaration of trust	F

10.14.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act	F

10.15.	Mutual Fund Proxies	Changes to the Charter Document	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares	F

10.16.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to engage in and terminate Sub-advisory arrangements	F

10.17.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to change the domicile of the fund	F

10.18.	Mutual Fund Proxies	Change the Fund’s Domicile	Fund’s Reincorporation	C

10.19.	Mutual Fund Proxies	Authorize the Board to Hire and Terminate Subadvisors Without	Proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.	F

Shareholder Approval

10.20.	Mutual Fund Proxies	Distribution Agreements	Distribution agreements	F

10.21.	Mutual Fund Proxies	Master-Feeder Structure	Establishment of a master-feeder structure.	F

10.22.	Mutual Fund Proxies	Mergers	Mergers and Acquisitions	C

10.23.	Mutual Fund Proxies	Shareholder Proposals to Establish Director Ownership Requirement	To mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

10.24.a	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

10.24.b	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (except as described above)	A

10.25.	Mutual Fund Proxies	Shareholder Proposals to Terminate Investment Advisor	To terminate the investment advisor	C
RidgeWorth Capital Management, Inc.
Global Proxy Voting Manual
2008
Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Discussion
Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company’s annual performance. The director report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
The auditor report discloses any irregularities or problems with the company’s finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor’s opinion, the company’s financial statements are made in accordance with generally accepted accounting principles.
When evaluating a company’s financial statements, RidgeWorth looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company’s performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, RidgeWorth recommends approval of this item.
Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	non audit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.
Discussion
Most major companies around the world use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek reelection, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, RidgeWorth recommends a vote against the election of a new auditor. If an explanation is otherwise unavailable, RidgeWorth recommends that shareholders abstain on this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company’s articles. The censors’ role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.
The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor’s ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, RidgeWorth recommends opposing the auditor’s reappointment.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Discussion
The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. RidgeWorth recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor’s qualifications.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.
Discussion
Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, RidgeWorth focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.
Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company’s balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.
Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, RidgeWorth supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, RidgeWorth recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Discussion
Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. RidgeWorth opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company’s health and to long-term shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis
Discussion
Requests to amend a company’s articles of association are usually motivated by changes in the company’s legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.
Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, RidgeWorth carefully scrutinizes any changes to a company’s articles.
From a company’s perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.
When reviewing new or revised articles, RidgeWorth classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, RidgeWorth is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.
The final criterion on which RidgeWorth bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, RidgeWorth supports even a bundled resolution that includes negative changes.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Discussion
Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. RidgeWorth opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. RidgeWorth opposes the change in year end in these cases.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
Discussion
RidgeWorth’s recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders’ interests and is often only a pretext for an anti-takeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.
In certain cases, shareholders may want to know of smaller positions — at a troubled company likely to be put in play, for example. RidgeWorth examines these companies to determine if these lower thresholds would benefit shareholders.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Discussion
Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.
Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company’s reasons for the change, and the company’s ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Discussion
This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, RidgeWorth cannot recommend that shareholders approve this request when asked for a vote. While RidgeWorth recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
Please see the International Classification of Directors below.
Discussion
RidgeWorth considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies’ operations once a year at the annual meeting. Thus if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.
Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.
RidgeWorth will recommend against the routine election of directors taking into consideration the absence of adequate or timely disclosure, questionable finances or restatements, questionable transactions with conflicts of interest, any record of abuses against minority shareholder interests, bundling of director elections, and/or any other egregious corporate governance practices.
Boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company’s articles may give executive directors protected board seats under which they are not subject to shareholder election. RidgeWorth opposes protected board seats and preferential treatment of executive directors.
When reviewing director election proposals, RidgeWorth examines board composition, company performance, and any negative views or information on either the company or individual directors. RidgeWorth determines the number of executive directors, independent non executive directors, and non independent non executive directors on the board, the existence and composition of board committees, and the independence of the chairman. A non independent non executive director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company’s general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

RidgeWorth also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, RidgeWorth makes further inquiries to the company regarding the absences. RidgeWorth recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While RidgeWorth understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. RidgeWorth supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.
Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.
For shareholder nominees, RidgeWorth places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.
International Classification of Directors
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[5] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of current employee of the company or its affiliates;

•	Relative[1] of former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
Independent NED
•	No material[3] connection, either direct or indirect, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
1 “Relative” follows the SEC’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
2 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
3 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
4 For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
5 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discussion
Proposals seeking shareholder approval for non-executive directors’ fees are not controversial in most countries. RidgeWorth generally supports resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, RidgeWorth focuses on the fees paid to each non-executive or, if such detailed information is not available, on the aggregate amount payable to all of the non-executives. Where available, RidgeWorth will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.
Companies in many markets provide their non-executives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a ‘dollar-for-dollar’ basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors’ share ownership is likely to align the interests of the directors with those of shareholders.
However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their non-executive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.
As is already common in the United States, companies in some global markets have begun to provide their non-executives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of non-executive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants by virtue of their being proposed by a company in a market where option grants to non-employee directors are common must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as non-executive directors. Companies in such markets occasionally bundle non-executive and executive remuneration proposals into a single resolution. While RidgeWorth generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, RidgeWorth will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company’s financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company’s profits.
Retirement benefits for non-executive directors are inappropriate, as they increase the directors’ financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional non-executive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Discussion
The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.
This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.
If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders’ interests, may also constitute grounds for voting against discharge.
If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Discussion
The scope of directors’ and officers’ indemnification and liability provisions varies by market. Within reason, RidgeWorth seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, RidgeWorth believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. RidgeWorth recognizes that limiting a company’s ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, RidgeWorth also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.
When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, RidgeWorth also takes into account the liability and indemnification provisions contained in RidgeWorth’s U.S. Proxy Voting Guidelines.
Although RidgeWorth supports indemnifying directors and officers, RidgeWorth opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Discussion
Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

Board Size
Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.
Adopt Classified Board
While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. RidgeWorth evaluates initiatives to classify boards on a case-by-case basis. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.
Introduction of Mandatory Age of Retirement
RidgeWorth believes that age should not be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of their individual contribution and experience.
Altering Board Size
Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. RidgeWorth considers these proposals on a case-by-case basis.
All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.
Two-Tiered Boards
Companies in many countries have a two-tiered board structure, comprising a supervisory board of non-executive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company’s daily operations. At companies with two-tiered boards, shareholders elect members to the supervisory board only; the supervisory board appoints management board members. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. Company law in France and Spain also permits them.
Separate Chairman/CEO Positions
RidgeWorth generally supports the position that the Chairman and CEO positions should be combines; however, will vote proposals to combine the position on a case-by-case basis. Items taken into consideration are the management structure of the company, the size of the company, and other diversified powers within the company. Generally, RidgeWorth will vote against proposals to separate the Chairman and CEO positions.

Capital Systems
Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system a company uses is determined by the economic and legal structure of the market in which it operates.
Authorized Capital System
The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. RidgeWorth reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights.
Conditional Capital System
Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.
Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.
In reviewing these proposals, RidgeWorth takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
General Issuances
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.
Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
RidgeWorth believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.
In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, RidgeWorth routinely approves issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital.
Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country’s stock exchange prevents a company from issuing more than ten percent of the company’s share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company’s outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, RidgeWorth will approve the request unless there are specific concerns with the company.

Specific Issuances
Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and RidgeWorth recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.
Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet RidgeWorth guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Discussion
Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. RidgeWorth believes that approving such requests is reasonable.
An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company’s ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.
Another important consideration is the status of preemptive rights. Not all countries recognize shareholders’ preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.
For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders’ interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

RidgeWorth recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. RidgeWorth does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders’ best interests.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Discussion
Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:
Reduction in Stated Capital
One example of this type of proposal asks shareholders to allow the board to reduce the company’s deficit and create a contributed surplus by effecting a reduction in the state capital of the company’s common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. RidgeWorth usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.
Reduction in Connection with Cancellation of Repurchased Shares
A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandinavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.
Reduction in Connection with Dividend Payments
If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company’s shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, RidgeWorth generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

Reduction in Connection with Repayment and Cancellation of Deferred Shares and Preference Shares
Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, RidgeWorth supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.
Reduction in Connection with Restructuring
As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. RidgeWorth generally supports such proposals because opposition could lead to insolvency, which is not in shareholders’ interests. Evaluation of this type of proposal should take a realistic approach to the company’s situation and the future prospects for shareholders.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
Discussion
A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mixes of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.
These decisions are best left to a company’s board and senior management, who should be given the latitude to determine the company’s capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder’s ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management’s authority to issue new capital and often require shareholder approval for significant changes in management’s existing authorizations.
RidgeWorth supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders’ voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company’s capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.
When companies with dual class capital structures seek shareholder approval for the creation of new shares, RidgeWorth opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, RidgeWorth reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, RidgeWorth recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, RidgeWorth opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.
If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, RidgeWorth may still consider supporting the proposal since it entails an improvement compared to the current situation.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RidgeWorth’s guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Discussion
Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company’s ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.
In determining the acceptability of proposals relating to preferred stock, RidgeWorth examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. RidgeWorth prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company’s justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While RidgeWorth believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company’s share capital. RidgeWorth will also oppose cases where there has been evidence of management abuse of a past issuance authority.
Voting Preferred Stock
In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, RidgeWorth’s guidelines on capital structure are applied. RidgeWorth supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, RidgeWorth will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.
Convertible Preferred Stock
Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, RidgeWorth evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. RidgeWorth’s equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder’s best interests.
Blank Check Preferred Stock
Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.
RidgeWorth supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. RidgeWorth also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.
Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RidgeWorth’s guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Discussion
Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company’s stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.
When evaluating a debt issuance request, RidgeWorth determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company’s justification for the issuance.
In the case of convertible debt, RidgeWorth evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. RidgeWorth’s equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders’ best interests.
In the case of nonconvertible debt, RidgeWorth takes into account the size and purpose of the increase, and the board’s use of past authorizations including examining whether there has been a history of abuse of the authorities. RidgeWorth looks at the company’s current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. RidgeWorth also considers other factors such as the company’s growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company’s bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company’s industry and country of origin. Although all of these considerations are factored into RidgeWorth’s analysis of debt issuance proposals, RidgeWorth generally believes that such financing concerns are best decided by management. RidgeWorth will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders’ rights could be negatively affected.
Companies may also seek shareholder approval to restructure existing debt arrangements. RidgeWorth generally supports restructuring proposals, particularly if the company is in danger of default. However, RidgeWorth will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Discussion
In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, RidgeWorth takes into account the terms of the proposed debt issuance and the company’s overall debt level. If both of these factors are acceptable, RidgeWorth recommends supporting these requests.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Discussion
In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board’s ability to borrow money is often fixed in a company’s articles, and shareholder approval to change this limit is therefore legally required. RidgeWorth believes that a company’s financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. RidgeWorth’s analysis of borrowing power increase requests take into account management’s stated need for the increase, the size of the increase, and the company’s current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, RidgeWorth recommends opposing the request.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.
Discussion
Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.
RidgeWorth looks for the following conditions in share repurchase plans: limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm’s length through independent third parties and that selective repurchases require shareholder approval.
Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. RidgeWorth believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Discussion
RidgeWorth generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, RidgeWorth takes into account the country’s legal framework for such reissuances and the company’s history of reissuing shares under the authority.
Capitalization of Reserves for Bonus Issues/Increase In Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Discussion
Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.
When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Discussion
Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. RidgeWorth usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders’ rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.
In the case of routine reorganizations of assets or subsidiaries within a group, RidgeWorth’s closely focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.
In the case of a distress restructuring of a company or group, shareholders’ options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, RidgeWorth first determines the company’s degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.
In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. RidgeWorth seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.
Mergers and Acquisitions
Vote mergers and acquisitions on a CASE-BY-CASE basis.
Discussion
When evaluating the merits of a proposed acquisition, merger, or takeover offer, RidgeWorth focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders’ existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although RidgeWorth examines these proposals closely from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.
In the case of an acquisition, RidgeWorth examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. RidgeWorth also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. RidgeWorth also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, RidgeWorth looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For non-publicly traded entities or assets, an independent financial evaluation becomes even more important.
In the case of mergers, RidgeWorth examines whether or not the merger makes commercial or strategic sense for the company. RidgeWorth also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.
Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, RidgeWorth relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, RidgeWorth must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Discussion
Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company’s articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company’s shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent ‘creeping acquisitions’ and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.
RidgeWorth opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.
RidgeWorth does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, RidgeWorth will support such a waiver, namely, if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Discussion
Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.
When examining a reincorporation proposal, RidgeWorth first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company’s growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company’s capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.
RidgeWorth believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, RidgeWorth recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders’ interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Discussion
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company’s objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.
Expanding business lines is a decision usually best left to management, but there are some instances where RidgeWorth withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, RidgeWorth would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, RidgeWorth recommends that shareholders vote against the proposal.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Discussion
Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company’s dealings with entities that employ the company’s directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.
In most cases, both the rationale and terms of such transactions are reasonable. RidgeWorth looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms, RidgeWorth recommends that shareholders support the proposal.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Discussion
Disclosure on compensation in many markets is still not as extensive as U.S. style disclosure. However, compensation plans are becoming more common on meeting agendas of non U.S. companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, RidgeWorth supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.
For many years, RidgeWorth has employed a complex compensation model methodology for evaluating compensation proposals in the United States and Canada, but this has only been possible because of the extensive disclosure provided in these markets’ proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication.
Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.
RidgeWorth reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. RidgeWorth analyzes plans by calculating the potential dilution under a company’s share plans and by analyzing plan features.
Stock Option Plans
Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company’s share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).
When evaluating stock option plans, RidgeWorth’s first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan’s key terms, with information on the plan’s dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. RidgeWorth generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, RidgeWorth believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for RidgeWorth to consider supporting a compensation plan. At a minimum, RidgeWorth requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, RidgeWorth will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, RidgeWorth will vote against the plan on the basis of substandard disclosure.
Among the criteria that RidgeWorth examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:
Shares Reserved for Issuance of Options Under the Plan
The maximum number of shares RidgeWorth approves under a plan depends on the classification of a company’s stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.
For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, RidgeWorth will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.
For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. RidgeWorth prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include ‘flow-rate’ restrictions that further limit the plan’s dilution, such as a cap of ‘three percent in three years,’ ‘2.5 percent in five years,’ or ‘one percent in one year.’
Exercise Price
RidgeWorth prefers that options be priced at not less than 100 percent of the shares’ fair market value on the date of grant. Usually this is taken as the closing price of the company’s shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.
Discounted Options, Restricted Stock, and Stock Grants
Many countries allow for options to be granted at a discount to market prices. RidgeWorth evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares.

In the absence of performance criteria (see below), RidgeWorth opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. RidgeWorth generally opposes stock grants as their incentive value is dubious.
In very rare cases, RidgeWorth may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company’s financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company’s country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.
In general, RidgeWorth does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, RidgeWorth recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company’s outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, RidgeWorth believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, RidgeWorth would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, sufficiently challenging performance criteria, and that meet our guidelines in all other aspects.
Plan Administration
RidgeWorth opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow non-executive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, RidgeWorth approves of separate non-executive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company’s stock option plans should not exceed RidgeWorth’s aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company’s outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for non-executive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.
Eligibility and Participation
RidgeWorth prefers separate plans for employees, directors, and non-executive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions
Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. ISS prefers a minimum three-year vesting period. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of RidgeWorth’s guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company’s country of incorporation and a company has failed to include them.
Other Features Specific to Option Plans
Issue Terms
Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.
Option Repricing
Some plans include specific provisions allowing for the repricing of options at the board’s discretion. RidgeWorth opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.
Financial Assistance
Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company’s option plan, RidgeWorth prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. RidgeWorth also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in RidgeWorth’s analysis of the plan.
Plans for International Employees
Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. RidgeWorth applies the same criteria to these plans as to country-specific plans.
Stock Appreciation Rights
Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. RidgeWorth reviews SARs in the context of the option plan under which they are issued.
Phantom Stock Option Plans
Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While RidgeWorth prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.
Superoptions
Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers’ recommended limit that options represent no more than one times a participant’s salary in any year, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.
Dividends Under Option and Dividend Equivalent Payment Provisions
Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. RidgeWorth believes that any economic benefit derived from option plans should occur at the time of exercise.
Using Repurchased Shares in Share Compensation Plans
In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. RidgeWorth also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, RidgeWorth expects some kind of limitation on the number that can be used.
If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, RidgeWorth recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan’s limit on newly issued shares but would operate as an additional pool of shares, then RidgeWorth looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.
Incentive Plans
Share incentive plans tie key employees’ compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants)

in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company’s industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.
Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.
Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.
Employee Stock Purchase Plans and Savings-Related Share Option Schemes
Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees’ paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company’s growth.
ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. RidgeWorth recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, RidgeWorth considers the following factors:
Eligibility
This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.
Dilution
Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, RidgeWorth policy is to exclude such shares from our dilution calculations for stock option plans. However, RidgeWorth policy provides that no more than ten percent of a company’s shares may be reserved for ESPPs at any given time, with such ten percent being over and above the company’s limit (either five or ten percent) reserved for option plans, as long as discounts do not exceed 15 percent. Accordingly, a company could have up to ten percent of its shares reserved for option plans and ten percent of its shares reserved for ESPPs at any given time. If market practice dictates a larger discount under the ESPPs, the allowable dilution will be adjusted downward proportionately. For example, if a company is allowed to offer discounts of 30 percent, the allowable dilution will be five percent. Allowable dilution on discounts between 15 percent and 30 percent will be determined on a pro rata basis. Alternatively, RidgeWorth would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.
For those markets that reserve a common pool of shares for ESPPs and stock option plans, RidgeWorth policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.
Offering Period and Offering Price
The offering period, also known as the purchase period, is the time period over which a participant’s contributions are accumulated for the purchase of shares under the plan. The offering price is the company’s share price taken on a specific date, less the applicable discount, at which a participant’s accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an ‘either/or’ offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company’s shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.
RidgeWorth’s assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an ‘either/or’ feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company’s shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.
Discounts
These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one ‘matching share’ to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, RidgeWorth takes into consideration the offering period and offering price. Because plans with ‘either/or’ provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, RidgeWorth guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company’s share price on the date participation commences.
Limits on the Number or Value of Shares Purchasable (Participation Limits)
ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.
Loan Terms
Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, RidgeWorth prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. RidgeWorth also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in RidgeWorth’s analysis of the plan.
Grants Outside of Plans
Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. RidgeWorth prefers that companies make such grants in the context of an established plan.
RidgeWorth’s primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company’s other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Discussion
Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. RidgeWorth opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)
Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. RidgeWorth approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. RidgeWorth supports the adoption of this proposal in almost all cases.
Golden Shares
Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, RidgeWorth recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.
Poison Pills (Canada)
Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company’s board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.
Nonetheless, RidgeWorth guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, RidgeWorth also examines what other antitakeover devices the company has and the company’s treatment of shareholders in past situations.
Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. RidgeWorth guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management’s use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company’s voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.
RidgeWorth determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders’ interests.
Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:
•	redeem or trigger the pill;

•	amend the pill if shareholder approval is obtained prior to the separation date;

•	amend the exercise price of the rights;

•	alter the separation date;

•	decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and

•	waive the pill’s triggering with respect to one bidder and not others, allowing the board to favor one bid over another.
This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.
Depositary Receipts and Priority Shares (The Netherlands)
Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.
Priority shares, established in a company’s articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. RidgeWorth recommends voting against the introduction of depositary receipts and priority shares.
Issuance of Free Warrants (France)
Companies subjected to a hostile bid may issue free warrants convertible into shares at a potentially discounted price to existing shareholders if the board requested a prior authorization at a general meeting. The authorization is valid for 18 months. This authorization is proposed following new articles L.233-32 and L.233-33 of the French Commercial Code, introduced by the March 31, 2006 Act (N°2006-387). This Act introduces article L.233-32, so that the extraordinary general meeting may decide to issue (or empower the board of directors or the management board, as the case may be, to issue) free warrants during a public offer targeting the issuer.
Although the resolution must be on the agenda of an extraordinary general meeting, the quorum and the majority needed to vote this resolution are those normally applying to ordinary general meetings (i.e. a simple majority is sufficient for the resolution to pass). The new articles L.233-32 and L.233-33 of the

Commercial Code also provide that this authorization may be used only when the company launching the public offer itself benefits from equivalent takeover defenses (as the issuance of warrants) available in case of a hostile bid against it. This is referred to as the reciprocity principle.
Such warrants, if issued, are granted to all the shareholders for free and enable them to subscribe for shares (of the same issuer) under preferential conditions. ISS is very uncomfortable with takeover defenses in general. This resolution clearly qualifies as an antitakeover device since the warrants issue would take place during a public offer and be automatically cancelled if the offer fails or is removed. The warrants issue would potentially result in the company’s share capital being massively increased during an offer and therefore would make it extremely difficult for a bidder to take control of the target. Usually, shareholders’ interest in the context of a public offer is to be able to choose whether the price offered by the bidder is acceptable compensation for the potential control premium they hold. voting rights.
Supermajority Vote Requirements
Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, RidgeWorth takes into account market norms, the company’s reasons for the change, and the company’s ownership structure.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
Discussion
RidgeWorth reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.
Corporate Governance Proposals
Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company’s operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, RidgeWorth supports the proposal. If a proposal seeks to improve the company’s corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, RidgeWorth recommends opposing the proposal.
Social and Environmental Proposals
In evaluating social and environmental proposals, RidgeWorth first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RidgeWorth recommends voting against the proposal.
Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, RidgeWorth focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company’s financial position or adversely affect important operations, RidgeWorth recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company’s finances or operations, RidgeWorth recommends supporting the proposal.

PART C: OTHER INFORMATION
POST-EFFECTIVE AMENDMENT NO. 74
ITEM 23. Exhibits:
(a)(1) Agreement and Declaration of Trust as originally filed with the the Registrant’s Registration Statement on Form N-1A, filed on February 12, 1992, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(a)(2) Amendment dated March 31, 2008 to the Declaration of Trust is filed herewith.
(b) (1) Amended and Restated By-Laws, as approved by the Board of Trustees on August 15, 2000, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-00-000528 on September 21, 2000.
(b)(2) Amendment dated March 31, 2008 to Amended and Restated By-laws is filed herewith.
(c) Not applicable.
(d)(1) Amended and Restated Investment Advisory Agreement between the Registrant and Trusco Capital Management, Inc. dated November 14, 2006, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-07-004809 on May 30, 2007.
(d)(2) Form of Amended Schedule A to the Amended and Restated Investment Advisory Agreement dated November 14, 2006, between the Registrant and RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) is filed herewith.
(d)(3) Amendment dated April 1, 2008, to the Amended and Restated Investment Advisory Agreement dated November 14, 2006, between the Registrant and RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) is filed herewith.
(d)(4) Expense Limitation Agreement dated August 1, 2007 between the Registrant and Trusco Capital Management, Inc. (now RidgeWorth Capital Management, Inc.) is filed herewith.
(d)(5) Investment Subadvisory Agreement dated November 19, 2004, between Trusco Capital Management, Inc. and Zevenbergen Capital Investments, LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-05-001587 on February 28, 2005.
(d)(6) Form of Amendment dated April 1, 2008 to the Investment Subadvisory Agreement dated November 19, 2004, between RidgeWorth Capital Management, Inc. (formerly Trusco Capital Management, Inc.) and Zevenbergen Capital Investments, LLC is filed herewith.
(d)(7) Investment Subadvisory Agreement dated December 13, 2007, between Trusco Capital Management, Inc. (now RidgeWorth Capital Management, Inc.) and Alpha Equity Management LLC is filed herewith.
(d)(8) Amendment dated April 1, 2008 to the Investment Subadvisory Agreement between RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Alpha Equity Management LLC is filed herewith.
(d)(9) Expense Limitation Agreement dated January 9, 2008, between the Registrant, Trusco Capital Management, Inc. (now RidgeWorth Capital Management, Inc.) and Alpha Equity Management LLC is filed herewith.

(d)(10) Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Ceredex Value Advisors LLC is filed herewith.
(d)(11) Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Certium Asset Management LLC is filed herewith.
(d)(12) Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and IronOak Advisors LLC is filed herewith.
(d)(13) Form of Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Seix Investment Advisors LLC is filed herewith.
(d)(14) Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Silvant Capital Management LLC is filed herewith.
(d)(15) Investment Subadvisory Agreement dated March 31, 2008, between RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and StableRiver Capital Management LLC is filed herewith.
(e)(1) Distribution Agreement dated September 1, 2007 between the Registrant and Foreside Distribution Services, L.P. is filed herewith.
(e)(2) Form of Amendment dated April 1, 2008 to the Distribution Agreement dated September 1, 2007, between the Registrant and Foreside Distribution Services L.P. is filed herewith.
(e)(3) Schedule A dated March 31, 2008 to the Distribution Agreement dated September 1, 2007, between the Registrant and Foreside Distribution Services L.P. is filed herewith.
(f) Not applicable.
(g)(1) Custodian Agreement between the Registrant and Trust Company Bank (now SunTrust Bank) dated February 1, 1994, as originally filed with the Registrant’s Post-Effective Amendment No. 13, filed on September 28, 1995, is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(g)(2) Securities Lending Amendment dated October 1, 2002 to the Custodian Agreement dated February 1, 1994 between the Registrant and SunTrust Bank is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001371 on September 30, 2003.
(g)(3) Amendment dated July 1, 2003 to the Custodian Agreement between the Registrant and SunTrust Bank, dated as of February 1, 1994, as amended October 1, 2002, and Schedule A of such Agreement amended as of August 16, 1995 and January 1, 1996, is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 48 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001651 on December 10, 2003.
(g)(4) Amendment dated November 25, 2003 to the Custodian Agreement dated February 1, 1994 between the Registrant and SunTrust Bank, is incorporated herein by reference to Exhibit (g)(6) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-04-005770 on July 30, 2004.
(g)(5) Amendment dated August 19, 2005 to the Custodian Agreement dated February 1, 1994 between the Registrant and SunTrust Bank, is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-05-009415 on November 18, 2005.

(g)(6) Form of Amendment dated March 31, 2008 to the Custodian Agreement dated February 1, 1994 between the Registrant and SunTrust Bank is filed herewith.
(g)(7) Amended Schedule A dated March 31, 2008 to the Custodian Agreement dated February 1, 1994 between the Registrant and SunTrust Bank is filed herewith.
(g)(8) Custodian Agreement dated January 29, 2003 among the Registrant, STI Classic Variable Trust and Brown Brothers Harriman & Co., with respect to the Institutional Cash Management Fund, International Equity Fund, International Equity Index Fund International Equity 130/30 Fund, Real Estate 130/30 Fund, U.S. Equity 130/30 Fund, Seix Global Strategy Fund and Strategic Income Fund, is incorporated herein by reference to Exhibit (g)(7) of Post-Effective Amendment No. 13 to the Registration Statement of the STI Classic Variable Trust (SEC No. 033-91476) filed with the SEC via EDGAR Accession No. 0000935069-03-00052 on April 25, 2003.
(g)(9) Form of Amendment dated March 31, 2008 to the Custodian Agreement dated January 29, 2003 among the Registrant, RidgeWorth Variable Trust (formerly STI Classic Variable Trust) and Brown Brothers Harriman & Co. is filed herewith.
(h)(1) Master Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Ohio, Inc.) dated July 16, 2004, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-04-007101 on September 28, 2004.
(h)(2) Revised Schedule A to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Ohio, Inc.) is filed herewith.
(h)(3) Amendment dated as of August 11, 2004 to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Ohio, Inc.) is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-04-007101 on September 28, 2004.
(h)(4) Amendment dated November 5, 2004 to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services, Ohio, Inc. (formerly, BISYS Fund Services, Ohio, Inc.) is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-04-009220 on December 30, 2004.
(h)(5) Amendment dated November 18, 2005 to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Ohio, Inc.) is incorporated herein by reference to exhibit (h)(4) of Post Effective Amendment No. 63 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-06-002527 on March 24, 2006.
(h)(6) Amendment dated July 1, 2007 to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services, Ohio, Inc. (formerly, BISYS Fund Services, Ohio, Inc.) is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-07-009632 on December 14, 2007.
(h)(7) Amendment dated May 15, 2007 to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services, Ohio, Inc., (formerly, BISYS Fund Services, Ohio, Inc.) is filed herewith.
(h)(8) Amendment dated August 21, 2007 to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services, Ohio, Inc., (formerly, BISYS Fund Services, Ohio, Inc.) is filed herewith.
(h)(9) Form of Amendment dated April 1, 2008 to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services, Ohio, Inc., (formerly, BISYS Fund Services, Ohio, Inc.) is filed herewith.

(h)(10) Form of Amendment dated May ___, 2008 to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services, Ohio, Inc., (formerly, BISYS Fund Services, Ohio, Inc.) is filed herewith.
(h)(11) Form of Shareholder Service Plan and Agreement relating to Corporate Trust Shares is filed herewith
(h)(12) Securities Lending Management Agreement dated March 1, 2005, between the Registrant and Credit Suisse First Boston is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 57 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-05-004581 on May 18, 2005.
(h)(13) Compliance Services Agreement dated October 1, 2004, among the Registrant, STI Classic Variable Trust (now RidgeWorth Variable Trust) and Citi Fund Services, Inc. (formerly,, BISYS Fund Services, Ohio, Inc.) is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-06-004792 on May 30, 2006.
(h)(14) Form of Amendment dated May 1, 2008 to the Compliance Services Agreement dated October 1, 2004, among the Registrant, RidgeWorth Variable Trust (formerly, STI Classic Variable Trust) and Citi Fund Services, Inc. (formerly,, BISYS Fund Services, Ohio, Inc.) is filed herewith.
(i) Opinion and Consent of Counsel filed herewith.
(j) Not applicable.
(k) Not applicable.
(l) Not applicable.
(m)(1) Distribution and Service Plan relating to C Shares (formerly, L Shares and Flex Shares) dated May 17, 2005 is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-05-006336 on August 1, 2005.
(m)(2) Distribution and Service Plan relating to B Shares dated February 11, 2003 is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001371 on September 30, 2003.
(m)(3) Distribution and Service Plan relating to A Shares dated May 17, 2005 is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-05-0048058 on May 27, 2005.
(m)(4) Form of Amended Schedule A to the Distribution and Service Plan relating to A Shares dated May 1, 2008 is filed herewith.
(n)(1) Rule 18f-3 Multiple Class Plan adopted May 24, 1995, last amended May 17, 2005, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 57 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-05-004581 on May 18, 2005.
(o) Not applicable.
(p)(1) Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-07-004809 on May 30, 2007.

(p)(2) Code of Ethics for Trusco Capital Management, Inc, (now RidgeWorth Capital Management, Inc.) Ceredex Value Advisors LLC, Certium Asset Management LLC, IronOak Advisors LLC, Seix Investment Advisors LLC, Silvant Capital Management LLC and StableRiver Capital Management LLC is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement filed with the SEC via EDGAR Accession No. 0000950152-07-004809 on May 30, 2007.
(p)(3) Code of Ethics for Zevenbergen Capital Investments LLC, dated October 1, 2007 is hereby filed herewith.
(p)(4) Code of Ethics for Alpha Equity Management LLC is filed herewith.
ITEM 24. Persons Controlled by or under Common Control with Registrant:
See the prospectus and Statement of Additional Information regarding the Registrant’s control relationships.
ITEM 25. Indemnification:
Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant’s Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
ITEM 26. Business and Other Connections of the Investment Adviser:
RidgeWorth Capital Management, Inc. (formerly Trusco Capital Management, Inc.) is the investment adviser (the “Adviser”) for the Registrant. The principal address of RidgeWorth Capital Management, Inc. is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.
Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY
David Eidson	SunTrust Banks, Inc.	Senior Vice President
Chairman & Chief Executive Officer	SunTrust Bank SunTrust Capital Markets	Executive Vice President Board Member
	First Mercantile Trust	Board Member
	Zevenbergen Capital Investments LLC	Board Member

Ashi Parikh	CeredexValue Advisors LLC (“Ceredex”)	CEO
President & CIO	IronOak Advisors LLC (“IronOak”)	CEO
	Silvant Capital Management LLC (“Silvant”)	CEO
	StableRiver Capital Management LLC	Chairman
(“StableRiver”)
	Certium Asset Management LLC (“Certium”)	CEO

Christina Seix	SunTrust Bank	Officer
Executive Vice President	SunTrust International Banking	Officer
Company
	Seix Investment Advisors LLC	Chairman
(“Seix”)

David C. Anderson	SunTrust Bank	Officer
Director

Andrew S. Atkins	—	—
Vice President

Richard M. Bemis	SunTrust Bank	Officer
Director

Gordon R. Boardway	—	—
Vice President

Sabrina Bowens	—	—
Vice President

Charles H. Boyt	—	—
Vice President

John C. Brennan	—	—
Vice President

Matthew B. Carney	—	—
Vice President

Benjamin M. Clark	SunTrust Bank	Officer
Vice President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Shane Coldren	SunTrust Bank	Officer
Managing Director	Certium	Officer
	Seix	Officer
	StableRiver	Officer
	Silvant	Officer
	IronOak	Officer
	Ceredex	Officer

Jim Coryell	—	—
Director

David M. Craig	—	—
Director

Martin J. Duffy	SunTrust Bank	Officer
Vice President

Mary J. Durkin	SunTrust Bank	Officer
Vice President

Todd C. Early	SunTrust Bank	Officer
Vice President

Bob M. Farmer	SunTrust Bank	Officer
Managing Director

Douglas J. Farmer	—	—
Vice President

Laura B. Friend	—	—
Director

Kirsten M. Fuller	SunTrust Bank	Officer
Vice President

Alan M. Gayle	—	—
Managing Director

Allan J. George	SunTrust Bank	Officer
Vice President

Bradford Anthony Gifford	—	—
Vice President

Eunice Gillespie	SunTrust Bank	Officer
Director

Melvin E. Hamilton	SunTrust Bank	Officer
Managing Director

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Jacob. T. Harper	SunTrust Bank	Officer
Vice President

Michael Todd Hill	SunTrust Bank	Officer
Director

Debra M. Hooper	SunTrust Bank	Officer
Vice President

Deborah A. Hopkins	—	—
Vice President

Marcus Hopkins	RidgeWorth Capital Management, Inc.	Associate
Associate

Christopher A. Jones	SunTrust Bank	Officer
Managing Director

Deborah A. Lamb	SunTrust Banks, Inc.	Officer
Managing Director	SunTrust Bank	Officer
	Certium	Officer
	StableRiver	Officer
	Seix	Officer
	Ceredex	Officer
	IronOak	Officer
	Silvant	Officer

Wayne G. Larochelle	SunTrust Bank	Officer
Managing Director

Jonathan D. Larsen	SunTrust Bank	Officer
Vice President

Matthew D. Lota	—	—
Vice President

Steve Loncar	SunTrust Bank	Officer
Vice President

Tina Y. Long	—	—
Vice President

William J. Longan	SunTrust Bank	Officer
Vice President

Scott F. Luxton	SunTrust Bank	Officer
Vice President

Jennifer Love Mann	SunTrust Bank	Officer
Vice President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Patrick K. Mason	SunTrust Bank	Officer
Vice President

Andrew S. McGhee	SunTrust Bank	Officer
Managing Director

Samuel A. McKnight, Jr.	SunTrust Bank	Officer
Director

Evan B. Melcher	SunTrust Bank	Officer
Director

Blake E. Myton	SunTrust Bank	Officer
Vice President

Timothy James Nash	SunTrust Bank	Officer
Vice President

Wesley P. Neal	SunTrust Bank	Officer
Vice President

Laura B. Newberg	—	—
Vice President

David W. Neely	SunTrust Bank	Officer
Director

Robert H. Neinken	SunTrust Bank	Officer
Managing Director

Patrick A. Paparelli	SunTrust Banks, Inc.	Officer
Managing Director/Secretary	SunTrust Bank	Officer
	Silvant	CCO
	Certium	CCO
	StableRiver	Officer
	Seix	Officer
	Ceredex	Officer
	IronOak	Officer

Ty E. Parrish	SunTrust Bank	Officer
Director

Ronnie G. Pennell	SunTrust Bank	Officer
Director

James M. Phebus Jr.	SunTrust Bank	Officer
Director

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Gregory L. Phillips	—	—
Director

Gary A. Plourde	SunTrust Bank	Officer
Managing Director

Sean D. Porrello	—	—
Director

Raymond A. Prophater	SunTrust Bank	Officer
Vice President

Armond R. Reese	SunTrust Bank	Officer
Vice President

David W. Reidy	—	—
Vice President
Dina E. Romeo	—	—
Vice President

Josie C. Rosson	SunTrust Bank	Officer
Managing Director	Ceredex	CCO
	IronOak	CCO
	Certium	Officer
	StableRiver	CCO
	Silvant	Officer

Michael C. Sahakian	SunTrust Bank	Officer
Director

Diane F. Schmidt	—	—
Director

Sowmdeb Sen	—	—
Vice President

Julia R. Short	—	—
Managing Director

Shelly R. Simpson	—	—
Vice President

Edward P. Smith	SunTrust Bank	Officer
Vice President

George D. Smith, Jr.	SunTrust Bank	Officer
Managing Director

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Stephen Smith	—	—
Vice President

Ellen E. Spong	SunTrust Bank	Officer
Managing Director

Jeffrey P. St. Amand	—	—
Director

John H. Stebbins	SunTrust Banks, Inc.	Officer
Managing Director	SunTrust Bank	Officer
	Ceredex	CFO
	IronOak	CFO
	Silvant	CFO
	Certium	CFO
	StableRiver	CFO
	Seix	Officer

Kimberly Jean Strickland	—	—
Vice President

James Stueve	—	—
Managing Director

Jessica Lacey Thompson	Certium	Officer
Vice President	StableRiver	Officer
	Ceredex	Officer
	IronOak	Officer
	Silvant	Officer

Matthew M. Tollison	—	—
Vice President

Michelle A. Tribble	—	—
Vice President

William A. Turner	Certium	Officer
Director	StableRiver	Officer
	Seix	Officer
	Ceredex	Officer
	IronOak	Officer
	Silvant	Officer

David Walley	SunTrust Bank	Officer
Director

Joseph P. Walsh	SunTrust Bank	Officer
Vice President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Joseph Ward	—	—
Vice President

Angela V. Watterson	—	—
Vice President

Gregory W. Webster	—	—
Vice President

Elizabeth Wilson	SunTrust Bank	Officer
Managing Director

Leslie A. Wilson	—	—
Vice President

William L. Wilson, Jr.	SunTrust Bank	Officer
Managing Director

Kevin D. Wright	—	—
Vice President

Stephen M. Yarbrough	SunTrust Banks, Inc.	Officer
Managing Director

Jay A. Young	SunTrust Bank	Officer
Vice President
Ceredex Value Advisors LLC is the investment subadviser (“Ceredex”) for the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and the Small Cap Value Equity Fund. The principal address of Ceredex is 300 South Orange Avenue,
Suite 1600, Orlando, Florida 32801.

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY
Brett Barner	RidgeWorth Capital Management, Inc.	Officer
Managing Director

Charlie Carter	Certium	Officer
Vice President	Seix	Officer
	Silvant	Officer
	IronOak	Officer
	StableRiver	Officer

Rohit Dewan	RidgeWorth Capital Management, Inc.	Officer
Vice President

Jennifer Graff	RidgeWorth Capital Management, Inc.	Officer
Vice President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Nicole Guidry	RidgeWorth Capital Management, Inc.	Associate
Associate

Hein Hanekom	RidgeWorth Capital Management, Inc.	Associate
Associate

Ashi Parikh	RidgeWorth Capital Management, Inc.	President & CIO
CEO	IronOak Advisors LLC	CEO
	Silvant Capital Management LLC	CEO
	Certium	CEO
	StableRiver	Chairman

Mills Riddick	RidgeWorth Capital Management, Inc.	Officer
President/CIO

Josie Rosson	RidgeWorth Capital Management, Inc.	Managing Director
CCO	SunTrust Bank	Officer
	IronOak	CCO
	Certium	Officer
	StableRiver	CCO
	Silvant	Officer

Cody Smith	RidgeWorth Capital Management, Inc.	Officer
Vice President

John Stebbins	RidgeWorth Capital Management, Inc.	Managing Director
CFO	SunTrust Banks, Inc.	Officer
	SunTrust Bank	Officer
	IronOak	CFO
	Silvant	CFO
	Certium	CFO
	StableRiver	CFO
	Seix	Officer

John Wilson	RidgeWorth Capital Management, Inc.	Officer
Vice President

Don Wordell	RidgeWorth Capital Management, Inc.	Officer
Managing Director
IronOak Advisors LLC is the investment subadviser (“IronOak”) for the Large Cap Core Equity Fund and the Mid-Cap Core Equity Fund. The principal address of IronOak is 919 East Main St., Richmond, Virginia 23219

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY
Charles Arrington	RidgeWorth Capital Management, Inc.	Officer
Director

Frank Ashby	RidgeWorth Capital Management, Inc.	Officer
Vice President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Frances Aylor	RidgeWorth Capital Management, Inc.	Officer
Director

Matthew Laing	RidgeWorth Capital Management, Inc.	Officer
Vice President

Jim Mallory	RidgeWorth Capital Management, Inc.	Officer
Vice President

Jeffrey Markunas	Ceredex	Officer
President/CIO	Silvant	Officer
	Certium	Officer

Thomas O’Neil	RidgeWorth Capital Management, Inc.	Officer
Vice President

Ashi Parikh	RidgeWorth Capital Management, Inc.	President & CIO
CEO	Ceredex Value Advisors LLC	CEO
	Silvant Capital Management LLC	CEO
	Certium	CEO
	StableRiver	Chairman

Josie Rosson	RigeWorth Capital Management, Inc.	Managing Director
CCO	SunTrust Bank	Officer
	Ceredex	CCO
	Certium	Officer
	StableRiver	CCO
	Silvant	Officer

James Savage	RidgeWorth Capital Management, Inc.	Officer
Director

John Stebbins	RidgeWorth Capital Management, Inc.	Managing Director
CFO	SunTrust Bank, Inc.	Officer
	SunTrust Bank	Officer
	Ceredex	CFO
	Silvant	CFO
	Certium	CFO
	StableRiver	CFO
	Seix	Officer

Lyn Swallen	RidgeWorth Capital Management, Inc.	Officer
Vice President

Scott Yuschak	RidgeWorth Capital Management, Inc.	Officer
Vice President

Silvant Capital Management LLC is the investment subadviser (“Silvant”) for the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund. The principal address of Silvant is
50 Hurt Plaza, Atlanta, Georgia 30303.

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY
Brandi Allen	RidgeWorth Capital Management, Inc.	Officer
Director

Christin Armacost	RidgeWorth Capital Management, Inc.	Officer
Director

Sandeep Bhatia	RidgeWorth Capital Management, Inc.	Officer
Director

Brad Erwin	RidgeWorth Capital Management, Inc.	Officer
Director

Jim Foster	RidgeWorth Capital Management, Inc.	Officer
Managing Director

Christopher Guinther	RidgeWorth Capital Management, Inc.	Officer
President/CIO

Randy Loving	RidgeWorth Capital Management, Inc.	Officer
Director

Patrick Paparelli	RidgeWorth Capital Management, Inc.	Managing Director
CCO	SunTrust Banks, Inc.	Officer
	SunTrust Bank	Officer
	Certium	CCO
	StableRiver	Officer
	Seix	Officer
	IronOak	Officer

Ashi Parikh	RidgeWorth Capital Management, Inc.	President & CIO
CEO	Ceredex	CEO
	Iron Oak	CEO
	Certium	CEO
	StableRiver	Chairman

Joe Ransom	RidgeWorth Capital Management, Inc.	Officer
Managing Director

Kristin Ribic	RidgeWorth Capital Management, Inc.	Officer
Director

Michael Sansoterra	Certium	Officer
Managing Director	Seix	Officer
	StableRiver	Officer
	Ceredex	Officer
	IronOak	Officer

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Marc Schneidau	RidgeWorth Capital Management, Inc.	Officer
Managing Director

John Stebbins	RidgeWorth Capital Management, Inc.	Managing Director
CFO	SunTrust Banks, Inc.	Officer
	SunTrust Bank	Officer
	Ceredex	CFO
	IronOak	CFO
	Certium	CFO
	Seix	Officer
	StableRiver	CFO
Certium Asset Management LLC is the investment subadviser (“Certium”) for the International Equity Fund, International Equity Index Fund, and the Large Cap Quantitative Equity Fund.
The principal address of Certium is 50 Hurt Plaza, Suite 1400, Atlanta, GA 30326.

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY
Chad Deakins	RidgeWorth Capital Management, Inc.	Officer
President/CEO

Charles East	RidgeWorth Capital Management, Inc.	Officer
Vice President

Risei Goto	RidgeWorth Capital Management, Inc.	Officer
Vice President

Patrick Papparelli	RidgeWorth Capital Management, Inc.	Managing Director
CCO	SunTrust Banks, Inc.	Officer
SunTrust Bank
Ceredex
IronOak
StableRiver
Seix
Silvant

Ashi Parikh	RidgeWorth Capital Management, Inc.	President and CIO
CEO	Ceredex
IronOak
Silvant
StableRiver

Greg Peters	RidgeWorth Capital Management, Inc.	Officer
Vice President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Merlin Tolstyk	RidgeWorth Capital Management, Inc.	Officer
Vice President

John Stebbins	RidgeWorth Capital Management, Inc.	Managing Director
CFO	SunTrust Banks, Inc.	Officer
SunTrust Bank
Ceredex
IronOak
Silvant
StableRiver
Seix
Seix Investment Advisors LLC is the investment subadviser (“Seix”) for the High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Strategic Income Fund, Total Return Bond Fund, and the U.S. Government Securities Fund. The principal address of Seix is 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458.

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Jeannell Anthony	RidgeWorth Capital Management, Inc.	Associate
Associate

John Bacso	—	—
Vice President

Carlos Catoya	—	—
Vice President

Stacy Culver	—	—
Vice President

William Davis	—	—
Vice President

Christopher DeGaetano	—	—
Vice President

Deirdre Dillon	—	—
CCO

Rebecca Ehrhart	—	—
Vice President

James Fitzpatrick	—	—
Managing Director

Vincent Flanagan	—	—
Vice President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Elena Fyodorova	—	—
Vice President

Michelle Gallo	—	—
Vice President

Leo Goldstein	—	—
Vice President

George Goudelias	—	—
Managing Director

Paul Guevera	RidgeWorth Capital Management, Inc.	Associate
Associate

James Keegan	Seix Structured Products LLC	Manager
CIO

Nathaniel King	—	—
Vice President

Michael Kirkpatrick	—	—
Managing Director

Raymond Kramer	—	—
Vice President

Kenneth Kresch	—	—
Vice President

Scott Kupchinsky	—	—
Vice President

Gerard Leen	—	—
Vice President

Charles Leonard	—	—
Managing Director

Carla Leslie	—	—
Managing Director

Biron Lim	—	—
Managing Director

Thomas Mansley	—	—
Managing Director

Michael McEachern	—	—
President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Thomas Meyers	—	—
Managing Director

Sharon Moran	—	—
Vice President

Brian Nold	—	—
Managing Director

Cynthia Panebianco	—	—
Vice President

Brian Reid	—	—
Vice President

Michael Reiger	—	—
Managing Director

Christina Seix	SunTrust Bank	Officer
Chairman	SunTrust International Banking Company	Officer

Robert Sherman
CEO

Robin Shulman	—	—
Managing Director

Atul Sibal	—	—
Vice President

Eric Storch	—	—
Managing Director

Perry Troisi	—	—
Managing Director

Ania Wacht	—	—
Vice President

George Way	—	—
CFO

Adrien Webb	—	—
Managing Director

Ellen Welsh	—	—
Managing Director

Thomas Winters	—	—
Managing Director

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Jonathan Yozzo	—	—
Vice President

Samuel Zona	—	—
Managing Director

StableRiver Capital Management LLC is the investment subadviser (“StableRiver”) for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund, Institutional U.S. Government Securities Money Market Fund, Institutional U.S. Treasury Securities Money Market Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Securities Money Market Fund and the Virginia Tax-Free Money Market Fund. The principal address of StableRiver is 50 Hurt Plaza, Suite 1400, Atlanta, GA 30326.

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY
Derek Altenbaugh	RidgeWorth Capital Management, Inc.	Associate
Associate

Matthew Boden	—	—
Director

George Calvert	—	—
Director

Christopher Carter	—	—
Director

Kimberly Cook	RidgeWorth Capital Management, Inc.	Associate
Associate

Robert Corner	—	—
Managing Director

Scott Craig	—	—
Vice President

Colleen Doremus	—	—
Vice President

Christopher Giglio	—	—
Vice President

Matt Edelstein	—	—
Vice President

Gregory Hallman	—	—
Vice President

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Michael Honshurak	—	—
Vice President

Mark Kallis	—	—
Vice President

James Kofron	—	—
Director

Kimberly Maichle	—	—
Director

Doug Mitchell	—	—
Vice President

Rick Nelson	—	—
CEO/CIO

Paul Robertson, III	SunTrust Banks, Inc.	Officer
President	SunTrust Bank	Officer

Josie Rosson	SunTrust Bank	Officer
CCO	Ceredex	CCO
	Certium	Officer
	IronOak	CCO
	Silvant	Officer

Ron Schwartz
Managing Director

Michael Sebesta
Managing Director

Dusty Self
Director

Mark Smith	RidgeWorth Capital Management, Inc.	Associate
Associate

Dean Speer
Director

John Stebbins	RidgeWorth Capital Management, Inc.	Managing Director
CFO	SunTrust Banks, Inc.	Officer
SunTrust Bank
Ceredex
IronOak
Silvant
StableRiver
Seix

CONNECTION WITH OTHER
NAME	NAME OF OTHER COMPANY	COMPANY

Chad Stephens	—	—
Director

Sonny Surkin	—	—
Director

J.P. Yarusinski	—	—
Director

Justin Wu	—	—
Vice President
Zevenbergen Capital Investments LLC is the investment subadviser for the Aggressive Growth Stock and Emerging Growth Stock Funds. The principal address of Zevenbergen Capital Investments LLC is 601 Union Street, Seattle, Washington 98101.
Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the subadviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Connection with Other
Name	Name of Other Company	Company
Brooke de Boutray Managing Director, Portfolio Manager	Rivendell Capital Inc. Seattle University	Vice President and Director Member, Department of Finance Advisory Board

Lisa Foley Managing Director, Investment Officer	Rivendell Capital Inc.	Secretary

Leslie Tubbs Managing Director, Portfolio Manager and Chief Compliance Officer	Rivendell Capital Inc.	Treasurer

Nancy A. Zevenbergen President and Chief Investment Officer	Rivendell Capital Inc. Seattle Pacific University Foundation	President and Director Director
Alpha Equity Management LLC is the investment subadviser for the International Equity 130/30 Fund, the Real Estate 130/30 Fund and the U.S. Equity 130/30 Fund. The principal address of Alpha Equity Management LLC is 90 State House Square, Suite 1100, Hartford, CT 06103.
Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the subadviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Connection with Other
Name	Name of Other Company	Company
Kevin Means Chief Investment Officer	None	None
Vince Fioramonti Director of Trading and Operations	None	None
Donald Townswick Director of Research	None	None
Neil Kochen Chief Risk Officer	None	None

ITEM 27. Principal Underwriters:
(a)	Foreside Distribution Services L.P. (“Foreside” or the “Distributor”) acts as principal underwriter for the following investment companies:
American Independence Funds Trust
The Bjurman, Barry Funds
Commonwealth International Series Trust
The Coventry Group
Coventry Funds Trust
First Funds
Capital One Funds
Greenwich Advisors Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
Pacific Capital Funds
RMR Series Trust
RidgeWorth Variable Trust
The Blue Fund Group
The Lou Holland Trust
The Thirty-Eight Hundred Fund, LLC
Vintage Mutual Funds, Inc.
Foreside is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA”. Foreside’s main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. Foreside is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.
Item 27(b) Information about the Directors and Officers of Foreside are as follows:

Name	Address	Position with Underwriter

Mark S. Redman	3435 Stelzer Rd., Columbus, OH 43219	President and Director
Elliott Dobin	100 Summer St., Boston, MA 02110	Secretary
Andrew H. Byer	3435 Stelzer Rd., Columbus, OH 43219	Co-Chief Compliance Officer
Linda C. Carley	100 Summer St, Boston, MA 02110	Co-Chief Compliance Officer
Wayne A. Rose	100 Summer St., Boston, MA 43219	Assistant Chief Compliance Officer
James E. (Ed) Pike	3435 Stelzer Rd., Columbus, OH 43219	Financial and Operations Principal
Richard J. Berthy	Two Portland Square, Portland, ME 04101	Treasurer, Assistant Secretary and Director
Item 27(c) Not applicable.

ITEM 28. Location of Accounts and Records:
Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:
(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s custodians:
SunTrust Bank
303 Peachtree Street, N.E.
Atlanta, GA 30308
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
(Institutional Cash Management Money Market Fund, International Equity Fund, International Equity Index Fund, Strategic Income Fund, Seix Global Strategy Fund, International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund)
(b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s administrator:
Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Ohio, Inc.)
3435 Stelzer Road
Columbus, Ohio 43219
(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s adviser and subadviser:
RidgeWorth Capital Management, Inc.
50 Hurt Plaza, Suite 1400
Atlanta, Georgia 30303
Alpha Equity Management LLC
90 State House Square
Suite 1100
Hartford, CT 06103
Ceredex Value Advisers LLC
300 South Orange Avenue, Suite 1600
Orlando, FL 32801
(records relating to its function as subadviser)
Certium Asset Management LLC
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303
(records relating to its function as subadviser)
IronOak Advisors LLC
919 East Main Street
Richmond, VA 23219
(records relating to its function as subadviser)

Seix Investment Advisors LLC
10 Mountain View Road
Suite C-200
Upper Saddle River, New Jersey 07458
Silvant Capital Management LLC
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303
(records relating to its function as subadviser)
StableRiver Capital Management LLC
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303
(records relating to its function as subadviser)
Zevenbergen Capital Investments LLC
601 Union Street
Seattle, Washington 98101
(records relating to its function as subadviser)
(d) Foreside Distribution Services, L.P.
100 Summer Street, 15th Floor
Boston, MA 02110
(records relating to its function as distributor)
ITEM 29. Management Services: None.
ITEM 30. Undertakings: None.

NOTICE
A copy of the Agreement and Declaration of Trust for the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

STI CLASSIC FUNDS
STI CLASSIC VARIABLE TRUST
POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of STI Classic Funds and STI Classic Variable Trust (each, a “Trust”), business trusts organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Kerry Reilly and Cynthia Surprise, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned have herewith set their names as of the 12th day of February 2008.

/s/ Jeffrey Biggar	/s/ George C. Guynn

Jeffrey M. Biggar, Trustee	George C. Guynn, Trustee

/s/ Sidney E. Harris	/s/ Warren Y. Jobe

Sidney E. Harris, Trustee	Warren Y. Jobe, Trustee

/s/ Connie McDaniel	/s/ Clarence Ridley

Connie D. McDaniel, Trustee	Clarence H. Ridley, Trustee

/s/ Charles D. Winslow

Charles D. Winslow, Trustee

Exhibit Index

Exhibit	Document

(a)(2)	Amendment to the Declaration of Trust

(b)(2)	Form of Amendment to the By-Laws

(d)(2)	Form of Amended Schedule A to the Amended and Restated Investment Advisory Agreement between the Registrant and RidgeWorth Capital Management, Inc. (formerly Trusco Capital Management, Inc.) dated November 14, 2006

(d)(3)	Amendment dated April 1, 2008 to the Amended and Restated Investment Advisory Agreement between the Registrant and RidgeWorth Capital Management, Inc. (formerly Trusco Capital Management, Inc.) dated November 14, 2006

(d)(4)	Expense Limitation Agreement dated August 1, 2007 between the Registrant and Trusco Capital Management, Inc. (now RidgeWorth Capital Management, Inc.)

(d)(6)	Form of Amendment dated April 1, 2008 to the Investment Subadvisory Agreement dated November 19, 2004, between RidgeWorth Capital Management, Inc. (formerly Trusco Capital Management, Inc.) and Zevenbergen Capital Investments, LLC

(d)(7)	Investment Subadvisory Agreement dated December 13, 2007, between Trusco Capital Management, Inc. (now RidgeWorth Capital Management, Inc.) and Alpha Equity Management LLC

(d)(8)	Amendment dated April 1, 2008 to the Investment Subadvisory Agreement between RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Alpha Equity Management LLC

(d)(9)	Expense Limitation Agreement dated January 9, 2008, between the Registrant, Trusco Capital Management, Inc. (now RidgeWorth Capital Management, Inc.) and Alpha Equity Management LLC

(d)(10)	Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Ceredex Value Advisors LLC

(d)(11)	Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Certium Asset Management LLC

(d)(12)	Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and IronOak Advisors LLC

(d)(13)	Form of Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Seix Investment Advisors LLC

(d)(14)	Investment Subadvisory Agreement dated March 31, 2008, between the RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and Silvant Capital Management LLC

Exhibit	Document

(d)(15)	Investment Subadvisory Agreement dated March 31, 2008, between RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) and StableRiver Capital Management LLC

(e)(1)	Distribution Agreement dated September 1, 2007, between the Registrant and Foreside Distribution Services L.P.

(e)(2)	Form of Amendment dated April 1, 2008 to the Distribution Agreement dated September 1, 2007, between the Registrant and Foreside Distribution Services L.P.

(e)(3)	Form of Schedule A dated March 31, 2008, to the Distribution Agreement dated September 1, 2007, between the Registrant and Foreside Distribution Services L.P.

(g)(6)	Form of Amendment dated March 31, 2008 to the Custodian Agreement dated February 1, 1994 between the Registrant and SunTrust Bank

(g)(7)	Amended Schedule A dated March 31, 2008 to the Custodian Agreement dated February 1, 1994 between the Registrant and SunTrust Bank

(g)(9)	Form of Amendment dated March 31, 2008 to the Custodian Agreement dated January 29, 2003 among the Registrant, RidgeWorth Variable Trust (formerly STI Classic Variable Trust) and Brown Brothers Harriman & Co.

(h)(2)	Revised Schedule A to the Master Services Agreement dated July 16, 2004, between the Registrant and Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Ohio, Inc.)

(h)(7)	Amendment dated May 15, 2007 to the Master Services Agreement between the Registrant and Citi Fund Services, Ohio, Inc., (formerly, BISYS Fund Services, Ohio, Inc.)

(h)(8)	Amendment dated August 21, 2007 to the Master Services Agreement between the Registrant and Citi Fund Services, Ohio, Inc., (formerly, BISYS Fund Services, Ohio, Inc.)

(h)(9)	Form of Amendment dated April 1,2008 to the Master Services Agreement between the Registrant and Citi Fund Services, Ohio, Inc., (formerly, BISYS Fund Services, Ohio, Inc.)

(h)(10)	Form of Amendment dated May ___, 2008 to the Master Services Agreement between the Registrant and Citi Fund Services, Ohio, Inc., (formerly, BISYS Fund Services, Ohio, Inc.)

(h)(11)	Form of Shareholder Service Plan and Agreement relating to Corporate Trust Shares

(h)(14)	Form of Amendment dated May 1, 2008 to the Compliance Services Agreement among the Registrant, STI Classic Variable Trust and Citi Fund Services, Inc. (formerly, BISYS Fund Services, Ohio, Inc.) dated October 1, 2004.

(i)	Opinion and Consent of Counsel filed herewith.

(m)(4)	Form of Amended Schedule A to the Distribution and Service Plan for Class A Shares dated May 1, 2008

(p)(3)	Code of Ethics for Zevenbergen Capital Investments LLC, dated October 1, 2007

(p)(4)	Code of Ethics for Alpha Equity Management LLC

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 74 to the Registrant’s Registration Statement (the “Amendment”) to be signed on its behalf by the undersigned, duly authorized, in the City of Atlanta, State of Georgia on the 16th day of May, 2008.

By:	/s/ Julia R. Short
Julia R. Short,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacity and as of the dates indicated.

Jeffrey M. Biggar* Jeffrey M. Biggar	Trustee

George C. Guynn* George C. Guynn	Trustee

Sidney E. Harris* Sidney E. Harris	Trustee

Warren Y. Jobe* Warren Y. Jobe	Trustee

Connie D. McDaniel* Connie D. McDaniel	Trustee

Clarence H. Ridley* Clarence H. Ridley	Trustee

Charles D. Winslow* Charles D. Winslow	Trustee

/s/ Julia R. Short Julia R. Short	President and Chief Executive Officer

/s/ Martin R. Dean Martin R. Dean	Treasurer and Chief Financial Officer

* By: /s/ Cynthia Surprise
Cynthia Surprise, pursuant to the powers of attorney filed herewith